                                                                    EXHIBIT 10.4



                              NET LEASE AGREEMENT
                                (Multi-Tenant)



                                by and between



                      CMG INFORMATION TECHNOLOGIES, INC.,
                            a Delaware corporation

                                  ("Tenant")

                                      and

                         BORLAND INTERNATIONAL, INC.,
                            a Delaware corporation

                                 ("Landlord")

                               TABLE OF CONTENTS
                               -----------------

                                                                   Page
                                                                   ----
1.   Summary of Lease Provisions..................................   1

2.   Property Leased..............................................   3
     2.1   Premises...............................................   3
     2.2   Improvements...........................................   3
     2.3   Acceptance of Premises.................................   3

3.   Term.........................................................   5
     3.1   Commencement Date......................................   5
     3.2   Delay of Commencement Date.............................   5
     3.3   Early Occupancy........................................   5
     3.4   Intentionally Omitted..................................   5
     3.5   Option to Extend Lease Term............................   5

4.   Rent.........................................................   6
     4.1   Rent...................................................   6
     4.2   Late Charge............................................   8
     4.3   Additional Rent........................................   8
     4.4   Rent During Extended Term..............................   9
           (a)   Mutual Agreement.................................   9
           (b)   Appraisal........................................   9

5.   Security Deposit.............................................  10

6.   Use of Premises..............................................  11
     6.1   Permitted Uses.........................................  11
     6.2   Tenant to Comply with Legal Requirements...............  11
     6.3   Prohibited Uses........................................  13
     6.4   Hazardous Materials....................................  14

7.   Taxes........................................................  16
     7.1   Personal Property Taxes................................  16
     7.2   Other Taxes Payable Separately by Tenant...............  16
     7.3   Common Taxes...........................................  17

               (a)  Definition of Taxes................................... 17
               (b)  Common Area Charge.................................... 18

8.   Insurance; Indemnity; Waiver......................................... 18
          8.1  Insurance by Landlord...................................... 18
               (a)  Property Insurance.................................... 19
               (b)  Liability Insurance................................... 19
               (c)  Other................................................. 19
          8.2  Insurance by Tenant........................................ 19
               (a)  Personal Property Insurance........................... 19
               (b)  Liability Insurance................................... 20
               (c)  Other................................................. 20
               (d)  Form of the Policies.................................. 20
          8.3  Failure by Tenant to Obtain Insurance...................... 21
          8.4  Indemnification............................................ 21
          8.5  Claims by Tenant........................................... 22
          8.6  Mutual Waiver of Subrogation............................... 22

9.   Utilities............................................................ 23

10.  Repairs and Maintenance.............................................. 23
          10.1 Landlord's Responsibilities................................ 23
          10.2 Tenant's Responsibilities.................................. 24

11.  Common Area.......................................................... 25
          11.1 In General................................................. 25
          11.2 Parking Areas.............................................. 26
          11.3 Maintenance by Landlord.................................... 27

12.  Common Area Charges.................................................. 27
          12.1 Definition................................................. 27
          12.2 Payment of Common Area Charges by Tenant................... 28
          12.3 Exclusions From Common Area Charges........................ 29
               (a)  Losses Caused by Others and Construction Defects...... 29
               (b)  Condemnation and Insurance Costs...................... 30
               (c)  Reimbursable Expenses................................. 30
               (d)  Utilities or Services................................. 30
               (e)  Leasing Expenses...................................... 30
               (f)  Reserves.............................................. 30

            (g)  Mortgages........................................... 30
            (h)  Hazardous Materials................................. 30
            (i)  Management.......................................... 30
            (j)  Fees Paid to Affiliates............................. 31
            (k)  Executive Employee Compensation..................... 31
            (l)  Advertising and Promotional Expenses................ 31
            (m)  Art Objects......................................... 31

13.  Alterations and Improvements.................................... 31
     13.1   In General............................................... 31
     13.2   Removal Upon Lease Termination........................... 32
     13.3   Landlord's Improvements.................................. 33

14.  Default and Remedies............................................ 33
     14.1   Events of Default........................................ 33
     14.2   Remedies................................................. 34
            14.2.1   Termination..................................... 34
            14.2.2   Continuance of Lease............................ 36

15.  Damage or Destruction........................................... 36
     15.1   Definition of Terms...................................... 36
     15.2   Insured Casualty......................................... 37
            15.2.1   Rebuilding Required............................. 37
            15.2.2   Landlord's Election............................. 37
            15.2.3   Continuance of Lease............................ 37
     15.3   Uninsured Casualty....................................... 37
            15.3.1   Landlord's Election............................. 37
            15.3.2   Tenant's Ability to Continue Lease.............. 38
     15.4   Tenant's Election........................................ 38
     15.5   Damage or Destruction Near End of Lease Term............. 39
     15.6   Termination of Lease..................................... 39
     15.7   Abatement of Rentals..................................... 39
     15.8   Liability for Personal Property.......................... 39
     15.9   Waiver of Civil Code Remedies............................ 40
     15.10  Damage or Destruction to the Building.................... 40

16.  Condemnation.................................................... 40
     16.1   Definition of Terms...................................... 40
     16.2   Rights................................................... 41

     16.3   Total Taking...........................................   41
     16.4   Partial Taking.........................................   41

17.  Liens.........................................................   42
     17.1   Premises to Be Free of Liens...........................   42
     17.2   Notice of Lien; Bond...................................   42

18.  Landlord's Right of Access to Premises........................   42

19.  Landlord's Right to Perform Tenant's Covenants................   43

20.  Lender Requirements...........................................   44
     20.1   Subordination..........................................   44
     20.2   Subordination Agreements...............................   44
     20.3   Intentionally Omitted..................................   44
     20.4   Attornment.............................................   44
     20.5   Estoppel Certificates and Financial Statements.........   45
            (a)   Delivery by Tenant...............................   45
            (b)   Nondelivery by Tenant............................   46

21.  Holding Over..................................................   46

22.  Notices.......................................................   46

23.  Attorneys' Fees...............................................   47

24.  Assignment, Subletting and Hypothecation......................   47
     24.1   In General.............................................   47
     24.2   Voluntary Assignment and Subletting....................   47
            (a)   Notice to Landlord...............................   47
            (b)   Offer to Terminate...............................   48
            (c)   Landlord's Consent...............................   48
            (d)   Assumption of Obligations........................   49
     24.3   Collection of Rent.....................................   50
     24.4   Corporations and Partnerships..........................   50
     24.5   Reasonable Provisions..................................   51
     24.6   Attorneys' Fees........................................   51
     24.7   Involuntary Transfer...................................   51
     24.8   Hypothecation..........................................   52

     24.9   Binding on Successors.................................... 52

25.  Successors...................................................... 52

26.  Landlord Default; Mortgagee Protection.......................... 52

27.  Exhibits........................................................ 53

28.  Surrender of Lease Not Merger................................... 53

29.  Waiver.......................................................... 53

30.  General......................................................... 54
     30.1   Captions and Headings.................................... 54
     30.2   Definitions.............................................. 54
            (a)   Landlord........................................... 54
            (b)   Agents............................................. 55
            (c)   Interpretation of Terms............................ 55
     30.3   Copies................................................... 55
     30.4   Time of Essence.......................................... 55
     30.5   Severability............................................. 55
     30.6   Governing Law............................................ 55
     30.7   Joint and Several Liability.............................. 55
     30.8   Construction of Lease Provisions......................... 55
     30.9   Tenant's Financial Statements............................ 56
     30.10  Withholding of Landlord's Consent........................ 56

31.  Signs........................................................... 56

32.  Landlord as Party Defendant..................................... 57

33.  Landlord Not a Trustee.......................................... 57

34.  Interest........................................................ 57

35.  Surrender of Premises........................................... 57

36.  Labor Disputes.................................................. 58

37.  No Partnership or Joint Venture...........................  58

38.  Entire Agreement..........................................  58

39.  Submission of Lease.......................................  59

40.  Quiet Enjoyment...........................................  59

41.  Authority.................................................  59

42.  Broker....................................................  60

43.  Lease Guaranty............................................  60

                              NET LEASE AGREEMENT
                                 (Multi-Tenant)

     For and in consideration of the rentals, covenants, and conditions hereinafter set forth, Landlord hereby leases to Tenant, and Tenant hereby rents from Landlord, the following described Premises for the term, at the rental and subject to and upon all of the terms, covenants and agreements set forth in this Net Lease Agreement ("Lease"):

     1.   Summary of Lease Provisions.
          ---------------------------

          1.1 Tenant: CMG Information Technologies, Inc., a Delaware corporation ("Tenant") and a subsidiary of CMG Information Services.

          1.2 Landlord: Borland International, Inc., a Delaware corporation ("Landlord").

          1.3  Date of Lease, for reference purposes only:  March 20, 1997.

          1.4 Premises: That certain space hereinafter more particularly described, consisting of approximately thirteen thousand one hundred (13,100) rentable square feet, situated in the first floor of that certain building shown cross-hatched on the site plan attached hereto as Exhibit A and located at 1700
                                                  ---------
Green Hills Road in the City of Scotts Valley, County of Santa Cruz, State of California. (Paragraph 2.1)

          1.5 Term: Five (5) years, subject to one (1) three (3) year option to extend. (Paragraph 3)

          1.6  Commencement Date:  April 7, 1997. (Paragraph 3)

          1.7 Ending Date: April 6, 2002, unless sooner terminated or extended pursuant to the terms of this Lease. (Paragraph 3)

          1.8 Rent: Fifteen Thousand and 00/100 Dollars (15,000) per month for the first year of the Term. Such Rent is to be adjusted on each anniversary of the commencement date of the initial term and each anniversary of commencement date of the Extended Term by changes in the Consumer Price Index as provided in

Paragraph 4 and such Rent shall be further adjusted as of the commencement of the three (3) year Extended Term as provided in Paragraph 4.4. (Paragraph 4)

          1.9  Use of Premises:  General office and computer room use.
(Paragraph 6)

          1.10 Tenant's percentage share of Common Area Charges: Nineteen and eleven one-hundredths percent (19.11%). (Paragraph 12)

          1.11 Security Deposit: Fifteen Thousand and 00/100 Dollars ($15,000). (Paragraph 5)

          1.12 Addresses for Notices:

               To Landlord:   Borland International, Inc.
                              100 Borland Way
                              Scotts Valley, CA 95066
                              Attn: Paul W. Emery II, CFO

               To Tenant:     To the Premises

             With Copy To:    GMG Information Services
                              300 Brickstone Avenue
                              Andover, MA 01810
                              Attn: Controller

          1.13 Nonexclusive Right to Use No More Than: Forty-six (46) parking spaces within the Common Area. (Paragraph 11.2)

          1.14 Summary Provisions in General.  Parenthetical references in this
               -----------------------------
Paragraph 1 to other paragraphs in this Lease are for convenience of reference, and designate some of the other Lease paragraphs where applicable provisions are set forth. All of the terms and conditions of each such referenced paragraph shall be construed to be incorporated within and made a part of each of the above referring Summary of Lease Provisions. In the event of any conflict between any Summary of Lease Provision as set forth above and the balance of the Lease, the latter shall control.

     2.   Property Leased.
          ---------------

          2.1  Premises.  Landlord hereby leases to Tenant and Tenant hereby
               --------
leases from Landlord upon the terms and conditions herein set forth, those certain premises ("Premises") referred to in Paragraph 1.4 above and shown cross-hatched on the floor plan attached hereto as Exhibit B. In addition,
                                                   ---------
Tenant shall have such rights in and to the Common Area (defined in Paragraph
11.1 below) as are more fully described in Paragraph 11.1 below.

     The building in which the Premises are located is referred to herein as the "Building." The "Land" shall mean and refer to all of the real property outlined in red on Exhibit A, and shall not be limited to the parcel of real
                   ---------
property on which the Building is located (if the same is a separate legal parcel). Any reference in this Lease to the Parcel" shall be deemed a reference to the Land. The Land, Building and any other building(s) or improvement(s) now or hereafter located on the Land are referred to herein collectively as the "Project."

     Landlord reserves the right to grant to tenants of the Project, and to the agents, employees, servants, invitees, contractors, guests, customers and representatives of such tenants or to any other user authorized by Landlord, the nonexclusive right to use the Land for pedestrian and vehicular ingress and egress and vehicular parking.

          2.2  Improvements.  After Tenant completes its initial leasehold
               ------------
improvements in the Premises (which leasehold improvements shall be subject to the terms of Paragraph 13.1 and 13.2 below) and Tenant so notifies Landlord in writing of such completion, Landlord shall promptly commence and diligently complete in a commercially reasonable manner the cleaning of the carpet within the Premises and the painting and patching of the interior walls of the Premises where necessary as of the Commencement Date, as reasonably determined by Landlord and Tenant. In addition to the foregoing, Landlord shall, at its sole cost, use commercially reasonable efforts to complete construction of the demising wall to be installed by Landlord ("Landlord's Work") by May 3, 1997, as extended by delays caused by Tenant or its agents or contractors and by delays otherwise outside the control of Landlord, but Landlord's failure to complete the Landlord's Work by such date (as so extended) shall not extend the Commencement Date.

          2.3  Acceptance of Premises.  Landlord hereby warrants to Tenant that,
               ----------------------
to the actual knowledge of Linda Gilcrest, the existing plumbing, fire sprinkler system, alarm, UPS generator, lighting, air conditioning, ventilation and heating systems within the Premises shall be in good operating condition on the Commencement Date. If a non-compliance with said warranty exists as of the Commencement Date, Landlord shall, except as otherwise provided in this Lease, promptly after receipt of written notice from Tenant setting forth with specificity the nature and extent of such non-compliance, rectify same at Landlord's expense. If Tenant does not give Landlord written notice of a non-compliance with this warranty within thirty (30) days after the Commencement Date, correction of that non-compliance shall be the obligation of Tenant at Tenant's sole cost and expense. By taking possession of the Premises, Tenant acknowledges that it is accepting the Premises in its "as is" condition, subject to Landlord's obligations under Section 2.2 above and subject to Landlord's warranty set forth in this Section 2.3 above. During the term of this Lease Tenant shall comply with the reasonable rules and regulations from time to time promulgated by Landlord of which Tenant is noticed (and non-discriminatorily applied) governing the use of any portion of the Project. Tenant acknowledges that, except as otherwise set forth in this Section 2.3 above, neither Landlord nor Landlord's agents have made any representation or warranty as to the suitability of the Premises for the conduct of Tenant's business, the condition of the Building or Premises, or the use or occupancy which may be made thereof and Tenant has independently investigated and is satisfied that the Premises are suitable for Tenants's intended use. The preceding to the contrary notwithstanding, except as otherwise provided in Section 6.2 below, Landlord shall be responsible for complying with the requirements of Title III of the Americans with Disabilities Act of 1990, 42 U.S.C. section 12101 et. seq., and the regulations promulgated thereunder (the "ADA"), as respects the common areas within the Building and the exterior common areas. Tenant shall be responsible for complying with ADA as respects the Premises.

     Notwithstanding anything to the contrary contained in this Lease, Tenant's acceptance of the Premises shall not be deemed a waiver of Tenant's right to have defects in the demising wall constructed by Landlord pursuant to Paragraph
2.2 repaired at no cost to Tenant. Tenant shall give notice to Landlord whenever any such defect becomes reasonably apparent, and Landlord shall repair the defect as soon as practicable, however, Landlord shall be under no obligation to repair any defect in the improvements constructed by Landlord pursuant to Paragraph 2.2 if Tenant gives Landlord notice of such defect later than one (1) year following substantial completion of such improvements.

     3.   Term
          ----

          3.1  Commencement Date.  The term of this Lease ("Lease Term") shall
               -----------------
be for the period specified in Paragraph 1.5 above, commencing on the date set forth in Paragraph 1.6 ("Commencement Date").

          3.2  Delay of Commencement Date.  Landlord shall not be liable for any
               --------------------------
damage or loss incurred by Tenant for Landlord's failure for whatever cause to deliver possession of the Premises by a particular date (including the Commence ment Date), nor shall this Lease be void or voidable on account of such failure to deliver possession of the Premises.

          3.3  Early Occupancy.  Prior to the Commencement Date and following
               ---------------
Starfish Software, Inc. waiving its right of first refusal with respect to the Premises, Tenant shall have the right to enter the Premises for the sole purposes of fixturizing the same and/or installing its furniture and computer and telephone systems. If Tenant takes possession of the Premises prior to the Commencement Date, Tenant shall do so subject to all of the terms and conditions hereof, except that Tenant shall not be obligated to pay the Rentals provided for herein during such period of early occupancy.

          3.4  Intentionally Omitted.
               ---------------------

          3.5  Option to Extend Lease Term.  Landlord hereby grants to Tenant an
               ---------------------------
option to extend the Lease Term for period of three (3) years ("Extended Term"), on the following terms and conditions:

               (a) Tenant shall give Landlord written notice of its exercise of the option to extend the Lease Term no earlier than nine (9) months nor later than six (6) months before the date the Lease Term would end but for said exercise. Time is of the essence.

               (b) Tenant may not extend the Lease Term pursuant to this Paragraph 3.5 if Tenant is in material default of any of its obligations under this Lease as of the date of Tenant's notice of exercise of this option, or if Tenant shall have assigned or otherwise transferred its interest in this Lease and/or more than twenty-five percent of the rentable square footage of the Premises, whether or not Landlord's consent to such assignment or transfer has been given. The preceding sentence to the contrary notwithstanding, Tenant shall not be precluded from extending the Lease Term as provided herein solely because Tenant may have assigned this Lease to a Permitted Assignee (as defined in Section 24.4). If Tenant is in default under this Lease on the date that the Extended Term is to commence, then Landlord may elect to terminate this Lease, notwithstanding any notice given by Tenant of an exercise of its option to extend and such exercise of Tenant's option to extend the Lease Term shall be void and of no force or effect.

               (c) All terms and conditions of this Lease shall apply during the Extended Term, except that the Rent for the Extended Term shall be determined in accordance with Paragraph 4.4 below, Tenant shall have no further options to extend the Lease Term and Landlord shall have no obligation to construct or install any tenant improvements as described in Exhibit C attached
                                                             ---------
hereto.

               (d) Once Tenant delivers notice of its exercise of the option to extend the Lease Term, Tenant may not withdraw such exercise and, subject to the provisions of this Paragraph 3.5, such notice shall operate to extend the Lease Term. Upon the extension of the Lease Term pursuant to this Paragraph 3.5, the term "Lease Term" as used in this Lease shall thereafter include the Extended Term and the Lease Termination date shall be the expiration date of the Extended Term unless sooner terminated pursuant to the terms hereof.

     4.   Rent.
          ----

          4.1  Rent.  Tenant shall pay to Landlord as rent for the Premises
               ----
("Rent"), in advance, on the first day of each calendar month, commencing on the date specified in Paragraph 1.6 and continuing throughout the initial five (5) year Lease Term, the Rent set forth below:

     The monthly Rent to be paid by Tenant to Landlord during the first year of the initial five (5) year Lease Term shall be equal to Fifteen Thousand and 00/100 Dollars ($15,000) per month. The Rent payable under this Lease shall be adjusted pursuant to the terms of this Paragraph 4.1 during the initial Lease Term on each anniversary of the Commencement Date of this Lease (and on each anniversary of the commencement date of the Extended Term, if applicable, except that for purposes of such adjustments during the Extended Term, the phrase "Commencement Date" as used in the definition of "Initial Index" in Paragraph 4.1(b) below shall mean the date on which the Extended Term commences). As used herein, the term "Adjustment Date" shall mean the date of a Rent adjustment pursuant to this Paragraph 4.1. As of each Adjustment Date, the monthly Rent shall be increased to a sum equal to the product obtained by multiplying the monthly Rent for the first year of the initial Lease Term or Extended Term, as the case may be, by a fraction, the numerator of which is the New Index as of the applicable Adjustment Date and the denominator of which is the Initial Index; however, in no event shall the monthly Rent be increased on any Adjustment Date by an amount less than three percent (3%) of the monthly Rent in effect immediately prior to the applicable Adjustment Date and in no event shall the monthly Rent be increased on any Adjustment Date by an amount more than six percent (6%) of the monthly Rent in effect immediately prior to the applicable Adjustment Date. For purposes of adjusting the Rent on the anniversaries of the Commencement Date of the initial Lease Term and the commencement date of the Extended Term as provided in this Paragraph 4.1, the following definitions shall apply:

               (a) INDEX: the Consumer Price Index (all items) for all Urban Consumers as published by the United States Department of Labor, Bureau of Labor Statistics, for the San Francisco/Oakland/San Jose area (1982-84=100 base);

               (b) INITIAL INDEX: the Index published for the month nearest but prior to the Commencement Date; and

               (c) NEW INDEX: the Index published nearest but prior to the applicable Adjustment Date.

     If at any time when the Rent is to be adjusted as provided above, the Index is changed so that the base year differs from the base year used for the Initial Index, the Index shall be converted in accordance with the conversion factor published by the United States Department of Labor, Bureau of Labor Statistics. In the event the Index is otherwise changed or discontinued during the Lease Term, the most nearly comparable official price index of the United States Government (as determined in Landlord's reasonable discretion) shall be used for computing the adjustments to Rent. In no event shall the Rent following any adjustment pursuant to this Paragraph 4.1 be less than the current Rent immediately prior to the applicable Adjustment Date.

     Rent shall be prorated, based on thirty (30) days per month, for any partial month during the Lease Term. Rent shall be payable without deduction, offset, prior notice or demand in lawful money of the United States to Landlord at the address herein specified for purposes of notice or to such other persons or such other places as Landlord may designate in writing. Concurrently with the execution of this Lease,

Tenant shall deliver to Landlord two months' Rent in the amount of Thirty Thousand and 00/100 Dollars ($30,000) to be applied to the first and last months' Rent due under this Lease.

          4.2  Late Charge.  Tenant hereby acknowledges that late payment by
               -----------
Tenant to Landlord of Rent will cause Landlord to incur costs not contemplated by this Lease, the exact amount of which will be extremely difficult to ascertain. Such costs include, but are not limited to, processing and accounting charges, and late charges which may be imposed on Landlord by the terms of any mortgage or deed of trust covering the Premises. Accordingly, Tenant shall pay to Landlord, as Additional Rent (as defined in Paragraph 4.3 below), without the necessity of prior notice or demand, a late charge equal to ten percent (10%) of any installment of Rent which is not received by Landlord within ten (10) days after the due date for such installment. The preceding sentence to the contrary notwithstanding, solely with respect to the first time a late charge would be imposed under this Section 4.2, Tenant shall have an additional ten (10) days (beyond the ten (10) day grace period referred to in the immediately preceding sentence) following written notice to Tenant that an installment of Rent is past due, to pay such delinquent installment of Rent and thereby avoid such initial late charge being imposed by Landlord. The parties hereby agree that such late charges represents a fair and reasonable estimate of the costs Landlord will incur by reason of late payment by Tenant. In no event shall this provision for a late charge be deemed to grant to Tenant a grace period or extension of time within which to pay any installment of Rent or prevent Landlord from exercising any right or remedy available to Landlord upon Tenant's failure to pay such installment of Rent when due, including without limitation the right to terminate this Lease. In the event any installment of Rent is not received by Landlord by the thirtieth (30/th/) day after the due date for such installment, such installment shall bear interest at the annual rate set forth in Paragraph 34 below, commencing on the thirty-first (31/st/) day after the due date for such installment and continuing until such installment is paid in full. Interest shall not accrue on any late charges imposed by Landlord on Tenant.

          4.3  Additional Rent.  All taxes, charges, costs and expenses and
               ---------------
other sums which Tenant is required to pay hereunder (together with all interest and charges that may accrue thereon in the event of Tenant's failure to pay the same), and all damages, costs and reasonable expenses which Landlord may incur by reason of any Default by Tenant shall be deemed to be additional rent hereunder ("Additional Rent"). Additional Rent shall accrue commencing on the Commencement Date. In the event of nonpayment by Tenant of any Additional Rent, Landlord shall have the rights and remedies with respect thereto as Landlord has for the nonpayment of Rent. The term "Rentals" as used in this Lease shall mean Rent and Additional Rent.

          4.4  Rent During Extended Term.  If Tenant elects to extend the Lease
               -------------------------
Term pursuant to Paragraph 3.5 above, the annual Rent for the first year of the Extended Term shall be in an amount equal to the fair market rental value of the Premises in relation to market conditions at the time of the extension (including, but not limited to, rental rates for comparable space with comparable tenant improvements and taking into consideration any adjustments to rent based upon direct costs (operating expenses) and taxes, load factors, financing charges, and/or cost of living or other rental adjustments; the relative strength of the tenants; the size of the space; and any other factors which affect market rental values at the time of the commencement of the Extended Term, but without taking into consideration the value of any leasehold improvements installed in the Premises by Tenant at Tenant's sole cost); however, the Rent for the first year of the Extended Term shall in no event be lower than the Rent for the last lease year of the initial five (5) year Lease Term and the Rent for the Extended Term shall be adjusted upon each anniversary of the commencement date of the Extended Term in accordance with Paragraph 4.1 above.

               (a)  Mutual Agreement.  After timely receipt by Landlord of
                    ----------------
Tenant's notice of exercise of the option to extend the Lease Term, Landlord and Tenant shall have a period of fifteen (15) days in which to agree on the Rent for the first year of the Extended Term. If Landlord and Tenant agree on said Rent during that period, they shall immediately execute an amendment to this Lease stating the Rent for the first year of the Extended Term. If Landlord and Tenant are unable to agree on the Rent for the first year of the Extended Term as aforesaid, then, unless Tenant rescinds said notice of exercise of the option to extend the Lease Term by delivery of such rescission notice to Landlord within fifteen (15) days following the expiration of the fifteen (15) day time period set forth immediately above, the provisions of Paragraph 4.4(b) below shall apply.

               (b)  Appraisal.  Within ten (10) days after the expiration of the
                    ---------
fifteen (15) day rescission period described in Paragraph 4.4(a) above, provided Tenant has not timely exercised its right to rescind its exercise of the option to extend the Lease Term, each party at its cost and by giving notice to the other party, shall appoint an M.A.I. real estate appraiser, with at least (5) years full-time commercial appraisal experience in Santa Clara County or Santa Cruz County, to appraise and set the fair market rental value of the Premises. If a party does not appoint an appraiser within ten (10) days after the other party has given notice of the name of its appraiser, the single appraiser appointed shall be the sole appraiser and shall set the fair market rental value. The cost of such sole appraiser shall be borne equally by the parties. If two (2) appraisers are appointed by the parties as provided in this Para graph 4.4(b), the two appraisers shall attempt to set the fair market rental value. If they are unable to agree within twenty (20) days after the last appraiser has been appointed, then the two (2) appraisers shall attempt to select a third (3/rd/) appraiser meeting the qualifications stated in this Paragraph 4.4(b) within ten (10) days after the last day the two (2) appraisers are given to set the fair market rental value. If they are unable to agree on the third (3/rd/) appraiser, either the parties to this Lease, by giving ten (10) days notice to the other party, may apply to the presiding judge of the Superior Court of Santa Cruz County for the selection of a third (3/rd/) appraiser who meets the qualifications stated above. Each of the parties shall bear one-half (2) of the cost of appointing the third (3/rd/) appraiser and of paying the third (3/rd/) appraiser's fee. The third appraiser, however selected, shall be a person who has not previously acted in any capacity for either party. Within twenty (20) days after the selection of the third appraiser, the majority of the appraisers shall set the fair market rental value. If the majority of the appraisers are unable to set the fair market rental value within said twenty
(20) day period, the three (3) appraisals shall be added together and the total divided by three (3); the resulting quotient shall be the fair market rental value and shall be deemed incorporated herein; provided, however, that if any appraisal differs from the median appraisal by an amount equal to more than ten percent (10%) of such median appraisal, that appraisal shall be disregarded, and the average of the remaining appraisals (or the remaining appraisal) shall be the fair market rental value. In establishing the fair market rental value, the appraiser or appraisers shall consider the factors referred to in Section 4.4 above, without regard to the existence of this Lease and without regard to the value of any leasehold improvements installed in the Premises by Tenant at Tenant's sole cost but taking into consideration the triple net nature of this Lease. The appraiser shall have the right to include adjustments to the Rent during the Extended Term as part of the fair market rental value of the Premises.

     5.   Security Deposit.  Concurrently with Tenant's execution of this Lease,
          ----------------
Tenant shall deposit with Landlord a security deposit ("Security Deposit") in the amount set forth in Paragraph 1.11 above. The Security Deposit shall be held by Landlord as security for the faithful performance by Tenant of each and every term, covenant and condition of this Lease applicable to Tenant, and not as prepayment of Rent. If Tenant shall at any time fail to keep or perform any term, covenant or condition of this Lease applicable to Tenant, including without limitation, the payment of Rentals of those provisions requiring Tenant to repair damage to the

Premises caused by Tenant or to surrender the Premises in the condition required pursuant to Paragraph 35 below, Landlord may, but shall not be obligated to, and without waiving or releasing Tenant from any obligation under this Lease, use, apply or retain the whole or any part of the Security Deposit reasonably necessary for the payment of any amount which Landlord may spend by reason of Tenant's default or as necessary to compensate Landlord for any loss or damage which Landlord may suffer by reason of Tenant's default. In the event Landlord uses or applies any portion of the Security Deposit, Tenant shall, within five
(5) business days after written demand by Landlord, remit to Landlord sufficient funds to restore the Security Deposit to its original sum. Failure by Tenant to so remit funds shall be a Default by Tenant. Should Tenant comply with all of the terms, covenants and conditions of this Lease applicable to Tenant, the balance of the Security Deposit shall be returned to Tenant within fourteen (14) days after Lease Termination and surrender of the Premises by Tenant; provided, however, if any portion of the Security Deposit is to be applied to repair damages to the Premises caused by Tenant or Tenant's agents, to clean the Premises, or to remove alterations and restore the Premises pursuant to Paragraph 13.2 below, then the balance of the Security Deposit shall be returned to Tenant no later than thirty (30) days after the date Landlord receives possession of the Premises.

     6.   Use of Premises.
          ---------------

          6.1 Permitted Uses.  Tenant shall use the Premises and the Common Area
              --------------
only in conformance with applicable governmental or quasi-governmental laws, statutes, orders, regulations, rules, ordinances and other requirements now or hereafter in effect (collectively, "Laws") and shall use the Premises solely for the purposes set forth in Paragraph 1.9 above, and for no other purpose without the prior written consent of Landlord, which consent may be given or withheld by Landlord in its sole discretion. Tenant acknowledges and agrees that the selection of Building tenants shall be in Landlord's reasonable discretion and Landlord in making such selection shall not be deemed to be warranting that any use of the Building made by any such tenant is compatible or consistent with the design of the Building or other uses of the Building. Any change in use of the Premises or the Common Area without the prior written consent of Landlord shall be a Default by Tenant. Tenant and Tenant's agents shall comply with the provisions of any Declaration of Covenants, Conditions, and Restrictions affecting the Premises and the Common Area.

          6.2 Tenant to Comply with Legal Requirements.  Tenant shall, at its
              ----------------------------------------
sole cost, promptly comply with all Laws relating to or affecting Tenant's particular use or occupancy of the Premises or use of the Common Area, now in force, or which may hereafter be in force, including without limitation those relating to utility usage and load or number of permissible occupants or users of the Premises, whether or not the same are now contemplated by the parties; with the provisions of all recorded documents (of which Tenant has received copies) affecting the Premises or the Common Area insofar as the same relate to or affect Tenant's particular use or occupancy of the Premises or use of the Common Area; and with the requirements of any board of fire underwriters (or similar body now or hereafter constituted) relating to or affecting Tenant's particular or occupancy of the Premises or use of the Common Area. Tenant's obligations pursuant to this Paragraph 6.2 shall include, without limitation, maintaining or restoring the Premises and making structural and non-structural alterations and additions in compliance and conformity with all Laws and recorded documents (including, without limitation, alterations or additions to the Premises, Building or Common Area that are required pursuant to the ADA), to the extent such compliance relates to Tenant's particular use or occupancy of the Premises during the Lease Term or alterations, additions or improvements made to the Premises by Tenant, or Tenant's or any of its agents', employees' or contractors' negligence or willful misconduct. Any alterations, additions or improvements undertaken by Tenant pursuant to this Paragraph 6.2 shall be subject to the requirements of Paragraph 13.1 below. At Landlord's option, Landlord may make the required alteration, addition or change, and Tenant shall pay the cost thereof as Additional Rent. The foregoing notwithstanding, Landlord shall make any alteration, addition or improvement required to bring the Premises, the Building or the Common Area into compliance with legal requirements in effect at the time the Premises, any improvements installed therein by Landlord, the Building or the Common Area, respectively, were originally constructed. The cost of any structural alterations or capital improvements as may be hereafter required due to a change in laws and unrelated to Tenant's specific use of the Premises, Tenant's alternations, additions or improvements or Tenant's or any of its agents', employees' or contractors' negligence or willful misconduct shall be amortized over the useful life of such alteration, addition of improvement (with interest thereon at 10% per annum or such higher rate of interest as may have been paid by Landlord on funds borrowed for the purpose of constructing such structural alterations, additions or improvements) and shall be a Common Area Charge.

     Tenant shall obtain prior to taking possession of the Premises any permits, licenses or other authorizations required for the lawful operation of its business at the Premises. The judgment of any court of competent jurisdiction or the admission of Tenant in any action or proceeding against Tenant, regardless of whether Landlord is a party thereto or not, that Tenant has violated such Law or recorded document relating to Tenant's particular use or occupancy of the Premises or use of the Common Area shall be conclusive of the fact of such violation by Tenant.

     Following the substantial completion of construction or installation of Tenant's initial leasehold improvements in the Premises, Landlord agrees to reasonably cooperate with Tenant, at no cost to Landlord, in Tenant's efforts to obtain a certificate of occupancy with respect to the Premises.

          6.3 Prohibited Uses.  Tenant and Tenant's agents shall not commit or
              ---------------
suffer to be committed any waste upon the Premises. Tenant and Tenant's agents shall not do or permit anything to be done in or about the Premises or Common Area which will in any way obstruct or unreasonably interfere with the rights of any other tenants of the Building, other authorized users of the Common Area, or occupants of neighboring property, or injure them. Tenant shall not conduct or permit any auction or sale open to the public to be held or conducted on or about the Premises or Common Area. Tenant and Tenant's agents shall not use or allow the Premises to be used for any unlawful, immoral or hazardous purpose or any purpose not permitted by this Lease, nor shall Tenant or Tenant's agents cause, maintain, or permit any nuisance in, on or about the Premises. Tenant and Tenant's agents shall not do or permit anything to be done in or about the Premises nor bring or keep anything in the Premises which will in any way increase the rate of any insurance upon any portion of the Project or any of its contents, or cause a cancellation of any insurance policy covering any portion of the Project or any of its contents, nor shall Tenant or Tenant's agents keep, use or sell or permit to be kept, used or sold in or about the Premises any articles which may be prohibited by a standard form policy of fire insurance.
In the event the rate of any insurance upon any portion of the Project or any of its contents is increased because of Tenant's particular use of the Premises or that of Tenant's agents, Tenant shall pay, as Additional Rent, the full cost of such increase; provided, however this provision shall in no event be deemed to constitute a waiver of Landlord's right to declare a default hereunder by reason of the act or conduct of Tenant or Tenant's agents causing such increase or of any other rights or remedies of Landlord in connection therewith. Tenant and Tenant's agents shall not place any loads upon the floor, walls or ceiling of the Premises which would endanger the Building or the structural elements thereof or of the Premises, nor place any harmful liquids in the drainage system of the Building or Common Area. No waste materials or refuse shall be dumped upon or permitted to remain upon any part of the Project except in enclosed trash containers designated for that purpose by Landlord. No materials, supplies, equipment, finished products (or semi-finished products), raw materials, or other articles of any nature shall be stored upon, or be permitted to remain on, any portion of the Project outside the Premises.

          6.4 Hazardous Materials.  Neither Tenant nor Tenant's agents shall
              -------------------
permit the introduction, placement, use, storage, manufacture, transportation, release or disposition (collectively "Release") of any Hazardous Material(s) (defined below) on or about any portion of the Project without the prior written consent of Landlord, which consent may be withheld in the sole and absolute discretion of Landlord without any requirement of reasonableness in the exercise of that discretion. Notwithstanding the immediately preceding sentence to the contrary, Tenant may use de minimis quantities of the types of materials which are technically classified as Hazardous Materials but commonly used in domestic or office use to the extent not in an amount, which, either individually or cumulatively, would be a "reportable quantity" under any applicable Law. Tenant covenants that, at its sole cost and expense, Tenant will comply with all applicable Laws with respect to the Release by Tenant, it agents, employees, contractors or invitees of such permitted Hazardous Materials. Any Release beyond the scope allowed in this paragraph shall be subject to Landlord's prior consent, which may be withheld in Landlord's sole and absolute discretion, and shall require an amendment to the Lease in the event Landlord does consent which shall set forth the materials, scope of use, indemnification and any other matter required by Landlord in Landlord's sole and absolute discretion. Tenant shall indemnify, defend and hold Landlord and Landlord's agents harmless from and against any and all claims, losses, damages, liabilities, or expenses arising in connection with the Release of Hazardous Material in violation of Hazardous Materials Laws by Tenant, Tenant's agents or any other person using the Premises with Tenant's knowledge and consent or authorization (and such persons shall not be considered "third parties" for purposes of the following paragraph). Tenant's obligation to defend, hold harmless and indemnify pursuant to this Paragraph 6.4 shall survive Lease Termination.

          The foregoing indemnity shall not apply to, and Tenant shall not be responsible for, the presence of Hazardous Materials on, under, or about the premises, Building or Common Area to the extent caused by any third parties or by Landlord or Landlord's employees, agents, contractors or invitees. Landlord represents to Tenant that, to the actual knowledge of Linda Gilcrest, without investigation or inquiry, there exists no Hazardous Materials in, on or under the Premises, Building or Land in violation applicable environmental laws, rules, regulations or ordinances.

          As used in this Lease, the term "Hazardous Materials" means any chemical, substance, waste or material which has been or is hereafter determined by any federal, state or local governmental authority to be capable of posing risk of injury to health or safety, including without limitation, those substances included within the definition of "hazardous substances," "hazardous materials," "toxic substances," or "solid waste" under the Comprehensive Environmental Response, Compensation, and Liability Act of 1980, the Resource Conservation and Recovery Act of 1976, and the Hazardous Materials Transportation Act, as amended, and in the regulations promulgated pursuant to said laws; those substances defined as "hazardous wastes" in section 25117 of the California Health & Safety Code, or as "hazardous substances" in section 25316 of the California Health & Safety Code, as amended, and in the regulations promulgated pursuant to said laws; those substances listed in the United States Department of Transportation Table (49 CFR 172.101 and amendments thereto) or designated by the Environmental Protection Agency (or any successor agency) as hazardous substances (see, e.g., 40 CFR Part 302 and amendments thereto); such
                      ---  ----
other substances, materials and wastes which are or become regulated or become classified as hazardous or toxic under any laws, including without limitation the California Health & Safety Code, Division 20, and Title 26 of the California Code of Regulations; and any material, waste or substance which is (i) petroleum, (ii) asbestos,, (iii) polychlorinated biphenyls, (iv) designated as a "hazardous substance" pursuant to section 311 of the Clean Water Act of 1977,
33 U.S.C. sections 1251 et seq. (33 U.S.C. 1321) or listed pursuant to section
                        -- ---
307 of the Clean Water Act of 1977 (33 U.S.C. 1317), as amended; (v) flammable explosive; (vi) radioactive materials; or (vii) radon gas.

          Landlord shall have the right, upon reasonable advance notice to Tenant to inspect, investigate, sample and/or monitor the Premises, the Building and Common Area, including any soil, water, groundwater, or other sampling, to the extent reasonably necessary to determine whether Tenant is complying with the terms of this Lease with respect to Hazardous Materials. Unless a previous inspection has disclosed a violation by Tenant of the covenants contained in this Paragraph 6.4, such inspections, investigations, sampling and/or monitoring shall be performed not more often than semi-annually. In connection therewith, Tenant shall provide Landlord with reasonable access to all portions of the Premises; provided, however, that Landlord shall avoid any unreasonable interference with the operation of Tenant's business on the Premises. If, following Landlord's inspections, investigations, samplings and/or monitoring of the Premises, Building and/or Common Area, Landlord reasonably determines dig Tenant or any of its agents, employees or contractors has caused Hazardous Materials to be spilled, released, discharged or present on, in or under the Premises, Building and/or Common Area, then all costs reasonably incurred by Landlord in performing such inspections, investigation, sampling and/or monitoring shall be reimbursed by Tenant to Landlord as Additional Rent within ten (10) days after Landlord's demand for payment.

     7.   Taxes.
          -----

          7.1 Personal Property Taxes.  Tenant shall cause Tenant's trade
              -----------------------
fixtures, equipment, furnishings, furniture, merchandise, inventory, machinery, appliances and other personal property installed or located on the Premises (collectively the "personal property) to be assessed and billed separately from the Land and the Building. Tenant shall pay before delinquency any and all taxes, assessments and public charges levied, assessed or imposed upon or against Tenant's personal property. If any of Tenant's personal property shall be assessed with the Land or the Building, Tenant shall pay to Landlord, as Additional Rent, the amounts attributable to Tenant's personal property within thirty (30) days after receipt of a written statement from Landlord setting forth the amount of such taxes, assessments and public charges attributable to Tenant's personal property. Tenant shall comply with the provisions of any Law which requires Tenant to file a report of Tenant's personal property located on the Premises.

          7.2 Other Taxes Payable Separately by Tenant.  shall pay (or reimburse
              ----------------------------------------
Landlord, as Additional Rent, if Landlord is assessed), prior to delinquency or within thirty (30) days after receipt of Landlord's statement thereof, any and all taxes, levies, assessments or surcharges payable by Landlord or Tenant and relating to this Lease or the Premises (other than Landlord's net income, succession, transfer, gift, franchise, estate or inheritance taxes, and Taxes, as that term is defined in Paragraph 7.3(a) below, payable as a Common Area Charge), whether or not now customary or within the contemplation of the parties hereto, whether or not now in force or which may hereafter become effective, including but not limited to taxes:

              (a) Upon, allocable to, or measured by the area of the Premises or the Rentals payable hereunder, including without limitation any gross rental receipts, excise, or other tax levied by the state, any political subdivision thereof, city or federal government with respect to the receipt of such Rentals;

              (b) Upon or with respect to the use, possession occupancy, leasing, operation and management of the Premises or any portion thereof,

              (c) Upon this transaction or any document to which Tenant is a party creating or transferring an interest or an estate in the Premises; or

              (d) Imposed as a means of controlling or abating environmental pollution or the use of energy or any natural resource (including without limitation gas, electricity or water), including, without limitation, any parking taxes,. levies or charges or vehicular regulations imposed by any governmental agency. Tenant shall also pay, prior to delinquency, all privilege, sales, excise, use, business, occupation, or other taxes, assessments, license fees, or charges levied, assessed or imposed upon Tenant's business operations conducted at the Premises.

          In the event any such taxes are payable by Landlord and it shall not be lawful for Tenant to reimburse Landlord for such taxes, then the Rentals payable hereunder shall be increased to net Landlord the same net Rental after imposition of any such tax upon Landlord as would have been payable to Landlord prior to the imposition of any such tax.

          7.3 Common Taxes.
              ------------

              (a)   Definition of Taxes.  The term "Taxes" as used in this Lease
                    -------------------
shall collectively mean (to the extent any of the following are not paid by Tenant pursuant to Paragraphs 7.1 and 7.2 above) all real estate taxes and general and special assessments (including, but not limited to, assessments for public improvements or benefit); personal property taxes; taxes based on vehicles utilizing parking areas on the Land; taxes computed or based on rental income or on the square footage of the Premises or the Building (including without limitation any municipal business tax but excluding federal, state and municipal net income taxes); environmental surcharges; excise taxes; gross rental receipts taxes; sales and/or use taxes; employee taxes; water and sewer taxes, levies, assessments and other charges in the nature of taxes or assessments (including, but not limited to, assessments for public improvements or benefit); and all other governmental, quasi-governmental or special district impositions of any kind and nature whatsoever; regardless of whether any of the foregoing are now customary or within the contemplation of the parties hereto and regardless of whether resulting from increased rate and/or valuation, or whether extraordinary or ordinary, general or special, unforeseen or foreseen, or similar or dissimilar to any of the foregoing and which during the Lease Term are laid, levied, assessed or imposed upon Landlord and/or become a lien upon or chargeable against any portion of the Project under or by virtue of any present or future laws, statutes, ordinances, regulations, or other requirements of any governmental, quasi-govern-mental or special district authority whatsoever. The term "environmental surcharges" shall include any and all expenses, taxes, charges or penalties imposed by the Federal Department of Energy, Federal Environmental Protection Agency, the Federal Clean Air Act, or any regulations promulgated thereunder, or imposed by any other local, state or federal governmental agency or entity now or hereafter vested with the power to impose taxes, assessments or other types of surcharges as a means of controlling or abating environmental pollution or the use of energy or any natural resource in regard to the use, operation or occupancy of the Project. The term "Taxes" shall include (to the extent the same are not paid by Tenant pursuant to Paragraphs 7.1 and 7.2 above), without limitation, all taxes, assessments, levies, fees, impositions or charges levied, imposed, assessed, measured, or based in any manner whatsoever upon or with respect to the use, possession, occupancy, leasing, operation or management of the Project or in lieu of or equivalent to any Taxes set forth in this Paragraph 7.3(a). In the event any such Taxes are payable by Landlord and it shall not be lawful for Tenant to reimburse Landlord for such Taxes, then the Rentals payable hereunder shall be increased to net Landlord the same net Rental after imposition of any such Tax upon Landlord as would have been payable to Landlord prior to the imposition of any such Tax.

          Notwithstanding anything to the contrary contained in this lease, Tenant shall not be required to pay any portion of any tax or assessment (i) in excess of the amount which would be payable if the tax or assessment were paid in installments over the longest possible term; or (ii) imposed on land and improvements other than the Project.

              (b)   Common Area Charge.  All Taxes which are levied or assessed
                    ------------------
or which become a lien upon any portion of the Project or which become due or accrue during the Lease Term shall be a Common Area Charge, and Tenant shall pay as Additional Rent each month during the Lease Term 1/12th of its annual share of such Taxes, based on Landlord's estimate thereof, pursuant to Paragraph 12 below. Tenant's share of Taxes during any partial tax fiscal year(s) within the Lease Term shall be prorated according to the ratio which the number of days during the Lease Term or of actual occupancy of the premises by Tenant, whichever is greater, during such year bears to 365.

     8.   Insurance; Indemnity; Waiver.
          ----------------------------

          8.1 Insurance by Landlord.  Landlord may, during the Lease Term,
              ---------------------
procure and keep in force the following insurance, the cost of which if paid or incurred by Landlord, shall be a Common Area Charge, payable by Tenant pursuant to Paragraph 12 below:

              (a)   Property Insurance.  "All risk" property insurance,
                    ------------------
including, without limitation, boiler and machinery (if applicable); sprinkler damage; vandalism; malicious mischief; full coverage plate glass insurance; and demolition, increased cost of construction and contingent liability from change in building laws on the Building and the Land, including any improvements or fixtures constructed or installed in the Building and on the Land by Landlord. Such insurance shall be in the full amount of the replacement cost of the foregoing, with reasonable deductible amounts, which deductible amounts shall be a Common Area Charge, payable by Tenant pursuant to Paragraph 12. Such insurance may also include rental income insurance, insuring that one hundred percent (100%) of the Rentals (as the same may be adjusted hereunder) will be paid to Landlord for a period of up to twelve (12) months if the Premises are destroyed or damaged, or such longer period as may be required by any beneficiary of a deed of trust or any mortgagee of any mortgage affecting the Premises. Such insurance shall not cover any leasehold improvements installed in the Premises by Tenant at its expense, or Tenant's equipment, trade fixtures, inventory, fixtures or personal property located on or in the Premises;

              (b)   Liability Insurance.  Comprehensive general liability
                    -------------------
(lessor's risk) insurance against any and all claims fro personal injury, death or property damage occurring in or about the Building or the Land. Such insurance shall have a combined single limit of not less than One Million Dollars ($1,000,000) per occurrence and Two Million Dollars ($2,000,000) aggregate; and

              (c)   Other.  Such other insurance as Landlord deems necessary and
                    -----
prudent.

          8.2 Insurance by Tenant.  Tenant shall, during the Lease Term, at
              -------------------
Tenant's sole cost and expense, procure and keep in force the following insurance:

              (a)   Personal Property Insurance.  "All risk" property insurance,
                    ---------------------------
including, without limitation, coverage for boiler and machinery (if applicable); sprinkler damage; vandalism; malicious mischief; and demolition, increased cost of construction and contingent liability from changes in building laws on all leasehold improvements installed in the Premises by Tenant at its expense (if any), and on all equipment, trade fixtures, inventory, fixtures and personal property located on or in the Premises, including improvements or fixtures hereinafter constructed or installed on the Premises. Such insurance shall be in an amount equal to the full replacement cost of the aggregate of the foregoing and shall provide coverage comparable to the coverage in the standard ISO all risk form, when such form is supplemented with the coverages required above.

              (b)   Liability Insurance.  Comprehensive general liability
                    -------------------
insurance for the mutual benefit of Landlord and Tenant, against any and all claims for personal injury, death or property damage occurring in or about the Premises and Common Area or arising out of Tenant's or Tenant's agents' use of the Common Area, use or occupancy of the Premises or Tenant's operation on the Premises. Such insurance shall have a combined single limit of not less than Two Million Dollars ($2,000,000) per occurrence and Five Million Dollars ($5,000,000) aggregate. Such insurance shall contain a cross-liability (severability of interests) clause and an extended ("broad form") liability endorsement, including blanket contractual cover age. The minimum limits specified above are the minimum amounts required by Landlord, and may be revised by Landlord from time to time to meet changed circumstances, including without limitation to reflect (i) changes in the purchasing power of the dollar, (ii) changes indicated by the amount of plaintiffs' verdicts in personal injury actions in the State of California, or (iii) changes consistent with the standards required by other landlords in the county in which the Premises are located. Such liability insurance shall be primary and not contributing to any insurance available to Landlord, and Landlord's insurance (if any) shall be in excess thereto. Such insurance shall specifically insure Tenant's performance of the indemnity, defense and hold harmless agreements contained in Paragraph 8.4, although Tenant's obligations pursuant to Paragraph 8.4 shall not be limited to the amount of any insurance required of or carried by Tenant under this Paragraph 8.2(b). Tenant shall be responsible for insuring that the amount of insurance maintained by Tenant is sufficient for Tenant's purposes.

              (c)   Other.  Such other insurance as required by law, including,
                    -----
without limitation, workers' compensation insurance.

              (d)   Form of the Policies.  The policies required to be
                    --------------------
maintained by Tenant pursuant to Paragraphs 8.2(a), (b), and (c) above shall be with companies, on forms, with deductible amounts (if any), and loss payable clauses reasonably satisfactory to Landlord, shall include Landlord and the beneficiary or mortgagee of any deed of trust or mortgage encumbering the Premises and/or the Land as additional insureds, and shall provide that such parties may, although additional insureds, recover for any loss suffered by Tenant's negligence. Certified copies of policies or certificates of insurance shall be delivered to Landlord prior to the Commencement Date; a new policy or certificate shall be delivered to Landlord at least ten (10) business days prior to the expiration date of the old policy. Tenant shall have the right to provide insurance coverage which it is obligated to carry pursuant to the terms hereof in a blanket policy, provided such blanket policy expressly affords coverage to the Premises and Common Area and to Tenant as required by this Lease. Tenant shall obtain a written obligation on the part of Tenant's insurer(s) to notify Landlord and any beneficiary or mortgagee of a deed of trust or mortgage encumbering the Premises and/or the Land in writing of any delinquency in premium payments and at least thirty (30) days prior to any cancellation or modification of any policy. Tenant's policies shall provide coverage on an occurrence basis and not on a claims made basis. In no event shall the limits of any policies maintained by Tenant by considered as limiting the liability of Tenant under this Lease.

          8.3 Failure by Tenant to Obtain Insurance. If Tenant does not take
              -------------------------------------
out the insurance required pursuant to Paragraph 8.2 or keep the same in full force and effect, Landlord may, but shall not be obligated to, take out the necessary insurance and pay the premium therefor, and Tenant shall repay to Landlord, as Additional Rent, the amount to paid promptly upon demand. In addition, Landlord may recover from Tenant and Tenant agrees to pay, as Additional Rent, any and all reasonable expenses (including reasonable attorneys' fees) and damages which Landlord may sustain by reason of the failure of Tenant to obtain and maintain such insurance, it being expressly declared that the expenses and damages of Landlord shall not be limited to the amount of the premiums thereon.

          8.4 Indemnification. Tenant shall indemnify, hold harmless, and
              ---------------
defend Landlord with competent counsel reasonably satisfactory to Landlord (except for Landlord's negligence or willful misconduct, or that of its agents, employees, contractors or invitees) against all claims, losses, damages, expenses or liabilities for injury or death to any person or for damage to or loss of use of any property arising out of any occurrence in, on or about the Building, Common Area or Land, if caused or contributed to by Tenant or Tenant's agents, or arising out of any occurrence in, upon or at the Premises or on account of the use, condition, occupational safety or occupancy of the Premises. Tenant's indemnification, defense and hold harmless obligations under this Lease shall include and apply to reasonable attorney's fees, investigation costs, and other costs actually incurred by Landlord. Tenant shall further indemnify, defend and hold harmless Landlord from and against any and all claims, losses, damages, liabilities or expenses arising from any breach or default in the performance of any obligation on Tenant's part to be performed under the terms of this Lease. The provisions of this Paragraph 8.4 shall survive Lease Termination with respect to any damage, injury, death, breach or default occurring prior to such termination. Except as set forth in this Paragraph 8.4, this Lease is made on the express condition that Landlord shall not be liable for, or suffer loss by reason of, injury to person or property, from whatever cause, in any way connected with the condition, use, occupational safety or occupancy of the Premises specifically including, without limitation, any liability for injury to the person or property of Tenant or Tenant's agents.

          8.5 Claims by Tenant. Except as expressly provided in Paragraph 8.4,
              ----------------
Landlord shall not be liable to Tenant, and Tenant waives all claims against Landlord, for injury or death to any person, damage to any property, or loss of use of any property in any portion of the Project by and from all causes, including without limitation, any defect in any portion of the Project and/or any damage or injury resulting from fire, steam, electricity, gas, water or rain, which may leak or flow from or into any part of the Premises, or from breakage, leakage, obstruction or other defects of pipes, sprinklers, wires, appliances, plumbing, air conditioning or lighting fixtures, whether the damage or injury results from conditions arising upon the Premises or upon other portions of the Project or from other sources. Neither Landlord nor Tenant shall be liable for any damages arising from any act or negligence of any other tenant or user of the Project. Tenant or Tenant's agents shall immediately notify Landlord in writing of any known defect in the Project. The provisions of this Paragraph 8.5 shall not apply to any damage or injury caused by Landlord's willful misconduct or gross negligence, or that of its agents, employees, contractors or invitees. Anything in this Lease to the contrary notwithstanding, under no circumstances shall Landlord be liable to Tenant for lost profits or loss of business ness or income.

          8.6 Mutual Waiver of Subrogation. Landlord hereby releases Tenant,
              ----------------------------
and Tenant hereby releases Landlord, and their respective officers, agents, employees and servants, from any and all claims or demands of damages, loss, expense or injury to the Project or to the furnishings, fixtures, equipment, inventory or other property of either Landlord or Tenant in, about or upon the Project, which is caused by or results from perils, events or happenings which are the subject of insurance carried by the respective parties pursuant to this Paragraph 8 and in force at the time of any such loss, whether due to the negligence of the other party or its agents and regardless of cause or origin; provided, however, that such waiver shall be effective only to the extent permitted by the insurance covering such loss, to the extent such insurance is not prejudiced thereby, and to the extent insured against.

     9.   Utilities. Tenant shall pay during the Lease Term and prior to
          ---------
delinquency all charges for water, gas, light, heat; power, electricity, telephone or other communication service, janitorial service, trash pick-up, sewer and all other services supplied to Tenant or consumed by Tenant on the Premises (collectively the "Services') and all taxes, levies, fees or surcharges therefor. Tenant shall arrange for Services to be supplied to the Premises and shall contract for all of the Services in Tenant's name prior to the Commencement Date. The Commencement Date shall not be delayed by reason of any failure by Tenant to so contract for Services. Tenant shall be responsible for providing janitorial service to the Premises. In the event that any of the Services are not separately billed or metered to the Premises, or if any of the Services are not separately metered as of the Commencement Date, the cost of such Services shall be a Common Area Charge and Tenant shall pay, as Additional Rent, Tenant's proportionate share of such cost to Landlord as provided in Paragraph 12 below, except that if any meter services less than the entire Building, Tenant's proportionate share of the costs measured by such meter shall be based upon the square footage of the gross leasable area in the Premises as a percentage of the total square footage of the gross leasable area of the portion of the Building serviced by such meter. If Landlord determines that Tenant is using a disproportionate amount of any commonly metered Services or an amount in excess of the customary amount of any Services ordinarily furnished for use of the Premises in accordance with the uses set forth in Paragraph 6 above, then Landlord may elect to periodically charge Tenant, as Additional Rent, a sum equal to Landlord's estimate of the cost of Tenant's excess use of any or all such Services. The lack or shortage of any Services due to any cause whatsoever (except for a lack or shortage proximately caused by the negligence or willful misconduct Landlord or that of its agents, employees, contractors or invitees) shall not affect any obligation of Tenant hereunder, and Tenant shall faithfully keep and observe all the terms, conditions and covenants of this Lease and pay all Rentals due hereunder, all without diminution, credit or deduction.

     10.  Repairs and Maintenance.
          -----------------------

          10.1 Landlord's Responsibilities. Subject to the provisions of
               ---------------------------
Paragraph 15 below, Landlord shall maintain in reasonably good order and repair the structural roof, roof membrane, structural and exterior walls (including painting thereof) and foundations of the Building. In addition, Landlord shall maintain the heating and air conditioning systems of the Premises in a manner comparable to that maintained by other landlords of similar buildings located in Santa Cruz County or obtain and maintain a service contract with a licensed contractor (covering periodic inspection and servicing) for the heating and air conditioning systems of the Pre mises. Tenant shall give prompt written notice to Landlord of any known maintenance work required to be made by Landlord pursuant to this Paragraph 10.1. The costs of (i) repairs and maintenance of the roof membrane,
(ii) periodic inspection and regular servicing of the heating and air conditioning systems of the Premises, and (iii) painting the exterior of the Premises which are the obligation of Landlord hereunder shall be a Common Area Charge and Tenant shall pay, as Additional Rent, Tenant's share of such costs to Landlord as provided in Paragraph 12 below. The costs of maintenance, repair, and replacement of the structural parts of the Premises and the Building (including foundations, floor slab, load bearing walls and roof structure) which are the obligation of Landlord hereunder shall be at the cost and expense of Landlord and shall not be a Common Area Charge, except for any repairs required because of the wrongful act of Tenant or Tenant's agents, which repairs shall be made at the expense of Tenant and as Additional Rent. Anything in this Lease to the contrary notwithstanding, in the event the heating, ventilation and air conditioning covering the Premises, or applicable portion thereof, needs to be replaced during the term of this Lease as reasonably determined by Landlord (and such replacement cost is a capital expenditure), then such replacement cost shall be amortized at ten percent (10%) over the useful life of the of the replaced item, and paid monthly by Tenant from the date of installation or replacement through Lease Termination.

          10.2 Tenant's Responsibilities. Except as expressly provided in
               -------------------------
Paragraph 10.1 above, and subject to the provisions of Paragraph 2.3 above, Tenant shall, at its sole cost, maintain the entire Premises and every part thereof, including without limitation, windows, skylights, window frames, plate glass, freight docks, doors and related hardware, interior walls and partitions, and the electrical, plumbing, lighting, heating and air conditioning systems in good order, condition and repair. If Tenant fails to make repairs or perform maintenance work required of Tenant hereunder within fourteen (14) days after written notice from Landlord specifying the need for such repairs or maintenance work, Landlord or Landlord's agents may, in addition to all other rights and remedies available hereunder or by law and without waiving any alternative remedies, enter into the Premises and make such repairs and/or perform such maintenance work. If Landlord makes such repairs and/or performs such maintenance work, Tenant shall reimburse Landlord upon demand and as Additional Rent, for the cost of such repairs and/or maintenance work. Landlord shall use reasonable efforts to avoid causing any inconvenience to Tenant or interference with the use of the Premises by Tenant or Tenant's agents during the performance of any such repairs or maintenance. Landlord shall have no liability to Tenant for any damage, inconvenience or interference with the use of the Premises by Tenant or Tenant's agents as a result of Landlord performing any such repairs or maintenance (except for the gross negligence or willful misconduct Landlord or that of its agents, employees, contractors or invitees). Tenant shall reimburse Landlord, on demand and as Additional Rent, for the cost of damage to the Project caused by Tenant or Tenant"s agents. Tenant expressly waives the benefits of any statute now or hereafter in effect (including without limitation the provisions of subsection 1 of Section 1932, Section 1941 and Section 1942 of the California Civil Code and any similar law, statute or ordinance now or hereafter in effect) which would otherwise afford Tenant the right to make repairs at Landlord's expense (or to deduct the cost of such repairs from Rentals due hereunder) or to terminate this Lease because of Landlord's failure to keep the Premises in good and sanitary order.

     11.  Common Area.
          -----------

          11.1 In General. Subject to the terms and conditions of this Lease and
               ----------
such rules and regulations as Landlord may from time to time prescribe, Tenant and Tenant's agents shall have, in common with other tenants of the Building and other permitted users, the nonexclusive right to use during the Lease Term the access roads, parking areas, sidewalks, landscaped areas and other facilities on the Land or in the Building designated by Landlord for the general use and convenience of the occupants of the Building and other authorized users, which areas and facilities are referred to herein as the "Common Area." This right to use the Common Area shall terminate upon Lease Termination. Tenant acknowledges that a portion of the first floor of the Building consists of a lobby area which shall be part of the Common Area and that second floor tenants of the Building and their agents, employees, guests and invitees shall have the right to use such lobby area to gain access to the second floor of the Building. Landlord reserves the right to promulgate such reasonable rules and regulations relating to the use of all or any portion of the Common Area and to amend such rules and regulations from time to time with or without advance notice, as Landlord may deem appropriate for the best interests of the occupants of the Building and other authorized users. Any amendments to the rules and regulations shall be effective as to Tenant and binding on Tenant, upon delivery of a copy of such rules and regulations to Tenant. Tenant and Tenant's agents shall observe such rules and regulations and any failure by Tenant or Tenant's agents to observe and comply with the rules and regulations shall be a Default by Tenant. Landlord shall not be responsible for the nonperformance of the rules and regulations by any tenants or occupants of the Building or other authorized users, nor shall Landlord be liable to Tenant by reason of the noncompliance with or violation of the rules and regulations by any other tenant or user.

          11.2 Parking Areas. Tenant is allocated and Tenant and Tenant's
               -------------
employees and invitees shall have the nonexclusive right to use not more than the number of parking spaces set forth in Paragraph 1.13, the location of which may be designated from time to time by Landlord. Any location so designated by Landlord shall be reasonably convenient for access to the Premises. Neither Tenant nor Tenant's agents shall at any time use more parking spaces than the number so allocated to Tenant or park or permit the parking of their vehicles in any portion of the Land not designated by Landlord as a nonexclusive parking area. Tenant and Tenant's agents shall not have the exclusive right to use any specific parking space. Tenant and its agents, employees, guests and invitees shall not park in any area designated for the exclusive use of any other tenant. Notwithstanding the number of parking spaces designated for Tenant's nonexclusive use, in the event by reason of any Law relating to or affecting parking on the Land, or any other cause beyond Landlord's reasonable control, Landlord is required to reduce the number of parking spaces on the Land, Landlord shall have the right to proportionately reduce the number of Tenant's parking spaces and the nonexclusive parking spaces of other tenants in the Building. Landlord reserves the right to promulgate such reasonable rules and regulations relating to the use of such parking areas on the Land as Landlord may deem appropriate. Landlord furthermore reserves the right, after having given Tenant reasonable notice, to have any vehicles owned by Tenant or Tenant's agents which are parked in violation of the provisions of this Paragraph 11.2 or in violation of Landlord's rules and regulations relating to parking, to be towed away at Tenant's cost. In the event Landlord elects or is required by any law to limit or control parking on the Land, by validation of parking tickets or any other method, Tenant agrees to participate in such validation or other program under such reasonable rules and regulations as are from time to time established by Landlord. Provided that Tenant's use, occupancy and enjoyment of the Premises or access to the Premises is not unreasonably interfered with, Landlord shall have the right to close, at reason able times, all or any portion of the parking areas for any reasonable purpose, including without limitation, the prevention of a dedication thereof, or the accrual of rights of any person or public therein. Tenant and Tenant's agents shall not at any time park or permit the parking of (i) trucks or other vehicles (whether owned by Tenant or other persons) adjacent to any loading areas so as to interfere in any manner with the use of such areas, (ii) Tenant's or Tenant's agents' vehicles or trucks, or the vehicles or trucks of Tenant's suppliers or others, in any portion of the

Common Area not designated by Landlord for such use by Tenant or (iii) any inoperative vehicles or equipment on any portion of the Common Area.

          11.3 Maintenance by Landlord. Landlord shall maintain the Common Area
               -----------------------
in good repair and condition and shall manage the Common Area to reasonable and customary standards. The expenditures for such maintenance shall be at the reasonable discretion of Landlord. The cost of such maintenance, operation and management shall be a "Common Area Charge," and Tenant shall pay to Landlord, as Additional Rent, Tenant's share of such costs as provided in Paragraph 12 below.

     12.  Common Area Charges.
          -------------------

          12.1 Definition. "Common Area Charge" or "Common Area Charges" as used
               ----------
in this Lease shall mean and include all items identified in other paragraphs of this Lease as a Common Area Charge and the total cost paid or incurred by Landlord for the operation, maintenance, repair, and management of the Project which costs shall include, without limitation: the cost of Services and utilities supplied to the Project (to the extent the same are not separately charged or metered to tenants of the Building); water; sewage; trash removal; fuel; electricity; heat; lighting systems; fire protection systems; storm drainage and sanitary sewer systems; periodic inspection and regular servicing of the heating and air conditioning systems of the Premises; maintaining, repairing and replacing the roof membrane; property and liability insurance covering the Building and the Land and any other insurance carried by Landlord pursuant to Paragraph 8 above; window cleaning; cleaning, sweeping, striping, resurfacing of parking and driveway areas; cleaning the Common Area following storms or other severe weather; clearing and repairing of sidewalks, curbs, stairways; costs related to irrigation systems and Project signs; fees for licenses and permits required for the operation of the Project; the cost of complying with Laws, including, without limitation, maintenance, alterations and repairs required in connection therewith (subject to the provisions of Paragraph
12.3 hereof); costs related to landscape maintenance; and the cost of contesting the validity or applicability of any governmental enactments which may affect Common Area Charges. If the Project contains more than one (1) building at any time during the Lease Term, then the term "Common Area Charges shall mean and include all of the Common Area Charges allocable to the Building and a proportionate share (based on the square footage of gross leasable area in the Building as a percentage of the total of square footage of gross leasable area of the buildings in the Project at the time in question) of all Common Area Charges which are related to the Project in general and are not allocated to any one building in the Project. Common Area Charges shall also include a management fee to Landlord in an amount not to exceed that customarily charged or paid by owners of comparable buildings in Santa Cruz County. The cost of (i) capital repair items (i.e., items which Landlord is required to capitalize and not expense in the current year for federal income tax purposes), (ii) replacement of the roof membrane, (iii) resurfacing the parking lot, and (iv) repainting the exterior of the Building, shall be amortized at ten percent (10%) over the useful life of the repair or item, and be paid monthly by Tenant from the date of installation or repair through Lease Termination.

     The specific examples of Common Area Charges stated in this Paragraph 12.1 are in no way intended to and shall not limit the costs comprising Common Area Charges, nor shall such examples be deemed to obligate Landlord to incur such costs or to provide such services or to take such actions except as Landlord may be expressly required in other portions of this Lease, or except as Landlord, in its reasonable discretion, may elect. All reasonable costs incurred by Landlord in good faith for the operation, maintenance, repair and management of the Project shall be deemed conclusively binding on Tenant.

     Notwithstanding anything to the contrary contained in this Lease, within thirty (30) days after receipt by Tenant of Landlord's statement of Common Area Charges prepared pursuant to Paragraph 12.2 hereof for any prior annual period during the Lease Term, Tenant or its authorized representative shall have the right to inspect the books of Landlord during the business hours of Landlord at Landlord's office or, at Landlord's option, such other location as Landlord reasonably may specify, for the purpose of verifying the information contained in the statement. Unless Tenant asserts specific errors within thirty (30) days after receipt of the statement, the statement shall be deemed correct as between Landlord and Tenant, except as to individual components subsequently determined to be in error by future audit.

          12.2 Payment of Common Area Charges by Tenant. Prior to the
               ----------------------------------------
Commencement Date, and annually thereafter, Landlord shall deliver to Tenant an estimate of Common Area Charges for the succeeding year. Tenant's payment of Common Area Charges shall be based upon Landlord's estimate of Common Area Charges and shall be payable in equal monthly installments in advance on the first day of each calendar month commencing on the date specified in Paragraph
1.6 and continuing throughout the Lease Term. Tenant shall pay to Landlord, as Additional

Rent and without deduction or offset, an amount equal to Tenant's percentage share (stated in Paragraph 1.10 above) of the Common Area Charges.

     Landlord shall revise its estimate of Common Area Charges on an annual basis, and Landlord may adjust the amount of Tenant's monthly installment in the event of a material change in Common Area Charges during any year. Landlord shall furnish Tenant an annual statement (and a statement within, one hundred eighty (180) days after Lease Termination) showing the actual Common Area Charges for the period to which Landlord's estimate pertains and shall concurrently either bill Tenant for the balance due (payable upon demand by Landlord) or credit Tenant's account for the excess previously paid.

     Alternatively, Common Area Charges actually incurred or paid by Landlord but not theretofore billed to Tenant, as invoiced by Landlord shall be payable by Tenant within ten (10) days after receipt of Landlord's invoice, but not more often than once each calendar month.

     Notwithstanding the foregoing provisions of this Paragraph 12, Landlord and Tenant agree that if Landlord incurs any costs for insurance, Services, repairs or maintenance exclusively for or to the Premises or for less than all the tenants of the Building and such costs are Common Area Charges, or if any improvements installed in the Premises by Tenant or Landlord are valued by the assessor disproportionately higher than those of any other tenants in the Building, then Tenant's share of such Common Area Charges shall be equitably increased by Landlord to reflect the portion of any such costs or taxes incurred by Landlord in regard to the Premises, and Tenant shall pay the same to Landlord as Additional Rent.

          12.3 Exclusions From Common Area Charges. Notwithstanding anything to
               -----------------------------------
the contrary contained in this Lease, in no event shall Tenant have any obligation to perform, to pay directly, or to reimburse Landlord for, all or any portion of the following repairs, maintenance, improvements, replacements, premiums, claims, losses, fees, commissions, charges, disbursements, attorneys' fees, experts' fees, costs and expenses (collectively, "Costs"):

               (a)  Losses Caused by Others and Construction Defects. Costs
                    ------------------------------------------------
occasioned by the act, omission or violation of Law by Landlord, any other occupant of the Project, or their respective agents, employees or contractors, or costs arising out of the failure to construct the Building, Premises, tenant improvements installed by Landlord pursuant to Paragraph 2.2, or Common Areas in accordance with Laws and private restrictions applicable at the time of construction thereof.

               (b)  Condemnation and Insurance Costs. Costs occasioned by the
                    --------------------------------
exercise of the power of eminent domain, or increases in insurance Costs caused by the activities of other occupant(s) of the Project.

               (c)  Reimbursable Expenses. Costs for which Landlord has a right
                    ---------------------
of reimbursement from others, or Costs which Tenant pays directly to a third person.

               (d)  Utilities or Services. Costs (i) arising from the
                    ---------------------
disproportionate use of any utility or service supplied by Landlord to any other occupant of the Project; or (ii) associated with utilities and services of a type not provided to Tenant.

               (e)  Leasing Expenses. Costs incurred in connection with
                    ----------------
negotiations or disputes with other occupant(s) of the Project, and Costs arising from the violation by Landlord or any occupant of the Project (other than Tenant) of the terms and conditions of any lease or other agreement.

               (f)  Reserves. Depreciation, amortization or other expense
                    --------
reserves.

               (g)  Mortgages. Interest, charges and fees incurred on debt
                    ---------
payments or mortgages and rent under ground leases.

               (h)  Hazardous Materials. Costs incurred to investigate the
                    -------------------
presence of any Hazardous Material, Costs to respond to any claim of Hazardous Material contamination or damage, Costs to remove any Hazardous Material from the Premises, Building or Project or to remediate any Hazardous Material contamination, and any judgments or other Costs incurred in connection with any Hazardous Material exposure or release, except to the extent such Costs are incurred by Landlord in accordance with Paragraph 6.4 or incurred by Landlord or caused by reason of the storage, use or disposal of the Hazardous Material in question by Tenant, its agents, employees, contractors or invitees.

               (i)  Management. Any fee, profit or compensation retained by
                    ----------
Landlord or its affiliates for management and administration of the Project in excess of the management fee and accounting fee specified in Paragraph 12.1.

               (j)  Fees Paid to Affiliates.  Overhead and profit increment paid
                    -----------------------
to subsidiaries or affiliates of Landlord for services on or to the real property, to the extent only that the cost of such services exceed competitive costs of such services were they not so rendered by a subsidiary or affiliate.

               (k)  Executive Employee Compensation.  Wages, salaries or other
                    -------------------------------
compensation paid to any executive employees above the grade of building manager, except that if any such employee performs a service which would have been performed by an outside consultant, the compensation paid to such employee for performing such service shall be included in Common Area Charges, to the extent only that the cost of such service does not exceed competitive costs of such service had such service been rendered by an outside consultant.

               (l)  Advertising and Promotional Expenses.  Advertising and
                    ------------------------------------
promotional expenses.

               (m)  Art Objects.  Costs for sculpture, painting or other objects
                    -----------
of art.

     13.  Alterations and Improvements.
          ----------------------------

          13.1 In General.  Tenant shall not make, or permit to be made, any
               ----------
alterations, removals, changes, enlargements, improvements or additions (collectively "Alterations") in, on, about or to the Premises, or any part thereof, including Alterations required pursuant to Paragraph 6.2, without the prior written consent of Landlord (which consent shall not be unreasonably withheld) and without acquiring and complying with the conditions of all permits required for such Alterations by any governmental authority having jurisdiction thereof. The term "Alterations" as used in this Paragraph 13 shall also include all heating, lighting, electrical (including all wiring, conduit outlets, drops, buss ducts, main and subpanels), air conditioning and partitioning in the Premises made by Tenant regardless of how affixed to the Premises. As a condition to the giving of its consent, Landlord may impose such reasonable requirements as Landlord reasonably may deem necessary, including without limitation, the manner in which the work is done; a right of approval of the contractor by whom the work is to be performed; the times during which the work is to be accomplished; the requirement that Tenant post a completion bond in an amount and form reasonably satisfactory to Landlord, and the requirement that Tenant reimburse Landlord, as Additional Rent for Landlord's actual costs for outside consultants incurred in reviewing any proposed Alteration, whether or not Landlord's consent is granted. In the event Landlord consents to the making of any Alterations by Tenant, the same shall be made by Tenant at Tenant's sole cost and expense, in accordance with the plans and specifications approved by Landlord and in a manner causing Landlord and Landlord's agents and other tenants of the Building the least interference and inconvenience practicable under the circumstances. Tenant shall give written notice to Landlord five (5) business days prior to employing any laborer or contractor to perform services related to, or receiving materials for use upon the Premises, and prior to the commencement of any work of improvement on the Premises. Any Alterations to the Premises made by Tenant shall be made in accordance with applicable Laws and in a first-class workmanlike manner. In making any such Alterations, Tenant shall, at Tenant's sole cost and expense, file for and secure and comply with any and all permits or approvals required by any governmental departments or authorities having jurisdiction thereof and any utility company having an interest therein. In no event shall Tenant make any structural changes to the Premises or make any changes to the Premises which would weaken or impair the structural integrity of the Building or adversely affect or alter the building systems within the Building.

          13.2 Removal Upon Lease Termination.  At the time Tenant requests
               ------------------------------
Landlord's consent to any Alterations in, on, about or to the Premises, or any portion thereof, Tenant shall request a decision from Landlord in writing as to whether Landlord will require Tenant, at Tenant's expense, to remove any such Alterations and restore the Premises to their prior condition at Lease Termination. Following receipt of written notice from Tenant requesting a decision, Landlord may elect to have all or a portion of such Alterations removed from the Premises at Lease Termination, and Tenant shall, at its sole cost and expense, remove at Lease Termination such Alterations designated by Landlord for removal and repair all damage to the Project arising from such removal. Landlord shall within five (5) business days following receipt of Tenant's request for a decision as to whether Tenant will be required to remove any Alterations at Lease Termination, respond in writing to Tenant with Landlord's decision. If Landlord fails to respond to Tenant's request for a decision as provided above within such five (5) business day time period, then Landlord shall be deemed to have decided to require Tenant to remove at Lease Termination all Alterations which were the subject of Tenant's request for a decision by Landlord as stated above. In the event Tenant fails to so request Landlord's decision or fails to remove any such Alterations designated or deemed designated by Landlord for removal, Landlord may remove any Alterations made to the Premises by Tenant, restore the Premises to their prior condition and repair all damage to the

Premises and Common Area arising from such removal, and may recover from Tenant all reasonable costs and expenses incurred thereby, together with an amount equal to the fair rental value of the Premises for the period of time required for Landlord to accomplish such removal and restoration. Tenant's obligation to pay such costs and expenses to Landlord shall survive Lease Termination. Unless Landlord elects (or is deemed to have elected) to have Tenant remove (or, upon Tenant's failure to obtain Landlord's decision, Landlord removes) any such Alterations, all such Alterations, except for moveable furniture, personal property and equipment, and trade fixtures of Tenant not affixed to the Premises, shall become the property of Landlord upon Lease Termination (without any payment therefor) and remain upon and be surrendered with the Premises at Lease Termination.

          13.3 Landlord's Improvements.  All fixtures, improvements or
               -----------------------
equipment which are installed, constructed on or attached to the Premises, Building or Common Area by Landlord shall be a part of the realty and belong to Landlord.

     14.  Default and Remedies.
          --------------------

          14.1 Events of Default.  The term "Default by Tenant"' as used in this
               -----------------
Lease shall mean the occurrence of any of the following events:

               (a)  Tenant's failure to pay when due any Rentals;

               (b) Commencement and continuation for at least sixty (60) days of any case, action or proceeding by, against or concerning Tenant under any federal or state bankruptcy, insolvency or other debtor's relief law, including without limitation, (i) a case under Title 11 of the United States Code concerning Tenant whether under Chapter 7, 11, or 13 of such Title or under any other Chapter, or (ii) a case, action or proceeding seeking Tenant's financial reorganization or an arrangement with any of Tenant's creditors;

               (c) Voluntary or involuntary appointment of a receiver, trustee, keeper or other person who takes possession for more than sixty (60) days of substantially all of Tenant's assets or of any asset used in Tenant's business on the Premises, regardless of whether such appointment is as a result of insolvency or any other cause;

               (d) Execution of an assignment for the benefit of creditors of substantially all assets of Tenant available by law for the satisfaction of judgment creditors;

               (e) Commencement of proceedings for winding up or dissolving (whether voluntary or involuntary) the entity of Tenant, if Tenant is a corporation or a partnership;

               (f) Levy of a writ of attachment or execution on Tenant's interest under this Lease, if such writ continues for a period of thirty (30) days;

               (g) Transfer or attempted Transfer of this Lease or the Premises by Tenant contrary to the provisions of Paragraph 24 below; or

               (h) Breach by Tenant of any term, covenant, condition, warranty, or other provision contained in this Lease or of any other obligation owing or due to Landlord.

          14.2 Remedies.  Upon any Default by Tenant, Landlord shall have the
               --------
following remedies, in addition to all other rights and remedies provided by law, to which Landlord may resort cumulatively, or in the alternative:

               14.2.1    Termination.  Upon any Default by Tenant, Landlord
                         -----------
shall have the right (but not the obligation) to give written notice to Tenant of such default and terminate this Lease and Tenant's right to possession of the Premises if (i) such default is in the payment of Rentals and is not cured within ten (10) days following delivery of written notice from Landlord that such Rentals are past due, or, (ii) with respect to the defaults referred to in subparagraphs 14.1 (d), (e), (g) and (h), such default is not cured within thirty (30) days after any such notice (or if a default under subparagraph 14.1(h) cannot be reasonably cured within thirty (30) days, if Tenant does not commence to cure the default within the thirty (30) day period or does not diligently and in good faith prosecute the cure to completion), or, (iii) with respect to the defaults specified in subparagraphs 14.1(b), (c) and (f) such default is not cured within the respective time periods specified in those subparagraphs. The parties agree that any notice given by Landlord to Tenant pursuant to this Paragraph 14.2.1 shall be sufficient notice for purposes of California Code of Civil Procedure Section 1161 and Landlord shall not be required to give any additional notice in order to be entitled to commence an unlawful detainer proceeding. Upon termination of this Lease and Tenant's right to possession of the Premises, Landlord shall have the right to recover from Tenant:

               (a) The worth at the time of award of the unpaid Rentals which had been earned at the time of termination;

               (b) The worth at the time of award of the amount by which the Rentals which would have been earned after termination until the time of award exceeds the amount of such rental loss that Tenant proves could have been reasonably avoided;

               (c) The worth at the time of award (computed by discounting at the discount rate of the Federal Reserve Bank of San Francisco at the time of award plus one percent) of the amount by which the Rentals for the balance of the Lease Term after the time of award exceed the amount of such rental loss that Tenant proves could be reasonably avoided;

               (d) Any other amounts necessary to compensate Landlord for all detriment proximately caused by the Default by Tenant or which in the ordinary course of events would likely result, including without limitation the following:

                    (i)    Expenses in retaking possession of the Premises;

                    (ii) Expenses for cleaning, repairing or restoring the Premise;

                    (iii) Any unamortized real estate brokerage commission paid in connection with this Lease;

                    (iv) Expenses for removing, transporting, and storing any of Tenant's property left at the Premises (although Land lord shall have no obligation to remove, transport, or store any such property);

                    (v) Expenses of reletting the Premises, including without limitation, brokerage commissions and reasonable attorneys' fees;

                    (vi)   Reasonable attorneys' fees and court costs; and

                    (vii) Costs of carrying the Premises such as repairs, maintenance, taxes and insurance premiums, utilities and security precautions (if any).

               (e) The "worth at the time of award" of the amounts referred to in subparagraphs (a) and (b) of this Paragraph 14.2.1 is computed by allowing interest at an annual rate equal to the greater of: ten percent (10%); or five percent (5%) plus the rate established by the Federal Reserve Bank of San Francisco, as of the twenty-fifth (25th) day of the month immediately preceding the Default by Tenant, on advances to member banks under Sections 13 and 13(a) of the Federal Reserve Act, as now in effect or hereafter from time to time amended, not to exceed the maximum rate allowable by law.

               14.2.2 Continuance of Lease.  Upon any Default by Tenant and
                      --------------------
unless and until Landlord elects to terminate this Lease pursuant to Paragraph
14.2.1 above, this Lease shall continue in effect after the Default by Tenant and Landlord may enforce all its rights and remedies under this Lease, including without limitation, the right to recover payment of Rentals as they become due. Neither efforts by Landlord to mitigate damages caused by a Default by Tenant nor the acceptance of any Rentals shall constitute a waiver by Landlord of any of Landlord's rights or remedies, including the rights and remedies specified in Paragraph 14.2.1 above.

     15.  Damage or Destruction.
          ---------------------

          15.1 Definition of Terms.  For the purposes of this Lease, the term:
               -------------------
(a) "Insured Casualty" means damage to or destruction of the Premises from a cause actually insured against, or required by this Lease to be insured against, for which the insurance proceeds paid or made available to Landlord are sufficient to rebuild or restore the Premises under then existing building codes to the condition existing immediately prior to the damage or destruction; and
(b) "Uninsured Casualty" means damage to or destruction of the Premises from a cause not actually insured against, or not required to be insured against, or from a cause actually insured against but for which the insurance proceeds paid or made available to Landlord are for any reason insufficient to rebuild or restore the Premises under then existing building codes to the condition existing immediately prior to the damage or destruction, or from a cause actually insured against but for which the insurance proceeds are not paid or made available to Landlord within ninety (90) days of the event of damage or destruction.

          15.2 Insured Casualty.
               ----------------

               15.2.1  Rebuilding Required.  In the event of an Insured Casualty
                       -------------------
where the extent of damage or destruction is less than twenty percent (20%) of the then full replacement cost of the Premises, Landlord shall rebuild or restore the Premises to the condition existing immediately prior to the damage or destruction, provided the damage or destruction was not a result of a negligent or willful act of Tenant, and that there exist no governmental codes or regulations that would interfere with Landlord's ability to so rebuild or restore.

               15.2.2  Landlord's Election.  In the event of an Insured Casualty
                       -------------------
where the extent of damage or destruction is equal to or greater than twenty percent (20%) of the then full replacement cost of the Premises, Landlord may, at its option and at its sole discretion, rebuild or restore the Premises to the condition existing immediately prior to the damage or destruction, or terminate this Lease. Landlord shall notify Tenant in writing within sixty (60) days after the event of damage or destruction of Landlord's election to either rebuild or restore the Premises or terminate this Lease.

               15.2.3  Continuance of Lease.  If Landlord is required to rebuild
                       --------------------
or restore the Premises pursuant to Paragraph 15.2.1 or if Landlord elects to rebuild or restore the Premises pursuant to Paragraph 15.2.2, this Lease shall remain in effect and Tenant shall have no claim against Landlord for compensation for inconvenience or loss of business during any period of repair or restoration.

          15.3 Uninsured Casualty.
               ------------------

               15.3.1  Landlord's Election.  In the event of an Uninsured
                       -------------------
Casualty, Landlord may, at its option and at its sole discretion (i) rebuild or restore the Premises as soon as reasonably possible at Landlord's expense (unless the damage or destruction was caused by a negligent or willful act of Tenant, in which event Tenant shall pay all costs of rebuilding or restoring), in which event this Lease shall continue in full force and effect or (ii) terminate this Lease, in which event Landlord shall give written notice to Tenant within sixty (60) days after the event of damage or destruction of Landlord's election to terminate this Lease as of the date of the event of damage or destruction, and if the damage or destruction was caused by a negligent or willful act of Tenant, Tenant shall be liable therefor to Landlord.

               15.3.2  Tenant's Ability to Continue Lease.  If Landlord elects
                       ----------------------------------
to terminate this Lease and the extent of damage or destruction is less than twenty percent (20%) of the then full replacement cost of the Premises or the proceeds paid or made available to Landlord are for any reason insufficient to rebuild or restore the Premises under then existing building codes to the condition existing immediately prior to the damage or destruction, and if there exist no governmental codes or regulations that would interfere with Landlord's ability to so repair or restore, then Tenant may nevertheless cause the Lease to continue in effect by (i) notifying Landlord in writing within ten (10) days after Landlord's notice of termination of Tenant's agreement to pay all costs of rebuilding or restoring not covered by insur ance, and (ii) providing Landlord with reasonable security (acceptable to Landlord in its sole discretion) for or assurance of such payment. Tenant shall pay to Landlord in cash no later than thirty (30) days prior to the date of commencement of construction the reasonable estimated cost of rebuilding or restoring. In the event Tenant fails to pay such cost to Landlord by the date specified, Landlord may immediately terminate the Lease and recover from Tenant all reasonable costs incurred by Landlord in preparation for construction. If the actual cost of rebuilding or restoring exceeds the estimated cost of such work, Tenant shall pay the difference to Landlord in cash upon notification by Landlord of the final cost. If the cost of rebuilding or restoring is less than the estimated cost of such work, Tenant shall be entitled to a refund of the difference upon completion of the rebuilding or restoring and determination of final cost.

          15.4 Tenant's Election.  Notwithstanding anything to the contrary
               -----------------
contained in this Paragraph 15, Tenant may elect to terminate this Lease in the event the Premises are damaged or destroyed and, in the reasonable opinion of Landlord's architect or construction consultants, the restoration of the Premises cannot be substantially completed within one hundred eighty (180) days after the event of damage or destruction. Tenant's election shall be made by written notice to Landlord within ten (10) days after Tenant receives from Landlord the estimate of the time needed to complete repair or restoration of the Premises. If Tenant does not deliver said notice within said ten (10) day period, Tenant may not later terminate this Lease even if substantial completion of the rebuilding or restoration occurs subsequent to said one hundred eighty
(180) day period, provided that Landlord is proceeding with diligence to rebuild or restore the Premises. If Tenant delivers said notice within said ten (10) day period, this Lease shall terminate as of the date of the event of damage or destruction.

          15.5 Damage or Destruction Near End of Lease Term.  Notwithstanding
               --------------------------------------------
anything to the contrary contained in this Paragraph 15, in the event the Premises are materially damaged or destroyed in whole or in part from any cause during the last twelve (12) months of the Lease Term, Landlord or Tenant may, at its option, terminate this Lease as of the date of the event of damage or destruction by giving written notice to the other of its election to do so within thirty (30) days after the event of such damage or destruction. For purposes of this Paragraph 15.5, if Tenant has been granted an option to extend or renew the Lease Term pursuant to another provision of this Lease, then the damage or destruction shall be deemed to have occurred during the last twelve
(12) months of the Lease Term if Tenant fails to exercise its option to extend or renew within twenty (20) days after the event of damage or destruction.

          15.6 Termination of Lease.  If the Lease is terminated pursuant to
               --------------------
this Paragraph 15, the unused balance of the Security Deposit shall be refunded to Tenant. The current Rent shall be proportionately reduced during the period following the event of damage or destruction until the date on which Tenant surrenders the Premises, based upon the extent to which the damage or destruction interferes with Tenant's business conducted in the Premises, as reasonably determined by Landlord and Tenant, to the extent such loss is covered as an insured peril by the insurance carried by Landlord pursuant to Paragraph
8.1. All other Rentals due hereunder shall continue unaffected during such period. The proceeds of insurance carried by Tenant pursuant to Paragraph 8.2 shall be paid to Landlord and Tenant as their interests appear.

          15.7 Abatement of Rentals.  If the Premises are to be rebuilt or
               --------------------
restored pursuant to this Paragraph 15, the then current Rentals shall be proportionately reduced during the period of repair or restoration, based upon the extent to which the making of repairs interferes with Tenant's business conducted in the Premises, as reasonably determined by Landlord and Tenant, to the extent such loss is covered as an insured peril by the insurance carried, or required to be carried, by Landlord pursuant to Paragraph 8.1.

          15.8 Liability for Personal Property.  Except for the negligent acts
               -------------------------------
or willful misconduct Landlord or that of its agents, employees, contractors or invitees, in no event shall Landlord have any liability for, nor shall it be required to repair or restore, any injury or damage to any Alterations to the Premises made by Tenant, trade fixtures, equipment, merchandise, furniture, or any other property installed by Tenant or at the expense of Tenant. If Landlord or Tenant do not elect to terminate this Lease pursuant to this Paragraph 15, Tenant shall be obligated to promptly rebuild or restore the same to the condition existing immediately prior to the damage or destruction in accordance with the provisions of Paragraph 13.1.

          15.9 Waiver of Civil Code Remedies.  Landlord and Tenant acknowledge
               -----------------------------
that the rights and obligations of the parties upon damage or destruction of the Premises are as set forth herein; therefore Tenant hereby expressly waives any rights to terminate this Lease upon damage or destruction of the Premises, except as specifically provided by this Lease, including without limitation any rights pursuant to the provisions of Subdivision 2 of Section 1932 and Subdivision 4 of Section 1933 of the California Civil Code, as amended from time to time, and the provisions of any similar law hereinafter enacted, which provisions relate to the termination of the hiring of a thing upon its substantial damage or destruction.

          15.10 Damage or Destruction to the Building.  The foregoing
                -------------------------------------
notwithstanding, in the event the Building is damaged or destroyed to the extent of more than twenty-five percent (25%) of the then replacement cost thereof, Landlord may elect to terminate this Lease, whether or not the Premises are injured.

     16.  Condemnation.
          ------------

          16.1 Definition of Terms.  For the purposes of this Lease, the term:
               -------------------
(a) "Taking" means a taking of the Premises, Common Area or Building or damage related to the exercise of the power of eminent domain and includes, without limitation, a voluntary conveyance, in lieu of court proceedings, to any agency, authority, public utility, person or corporate entity empowered to condemn property; (b) "Total Taking" means the Taking of the entire Premises or so much of the Premises, Building or Common Area as to prevent or substantially impair the use thereof by Tenant for the uses herein specified; provided, however, that in no event shall the Taking of less than twenty percent (20%) of the Premises or fifty percent (50%) of the Building and Common Area be considered a Total Taking; (c) "Partial Taking" means the Taking of only a portion of the Premises, Building or Common Area which does not constitute a Total Taking; (d) "Date of Taking" means the date upon which the title to the Premises, Building or Common Area or a portion thereof, passes to and vests in the condemnor or the effective date of any order for possession if issued prior to the date title vests in the condemnor; and (e) "Award" means the amount of any award made, consideration paid, or damages ordered as a result of a Taking.

          16.2 Rights. The parties agree that in the event of a Taking all
               ------
rights between them or in and to an Award shall be as set forth herein.

          16.3 Total Taking. In the event of a Total Taking during the Lease
               ------------
Term: (a) the rights of Tenant under this Lease and the leasehold estate of Tenant in and to the Premises shall cease and terminate as of the Date of Taking; (b) Landlord shall refund to Tenant any prepaid Rent and the unused balance of the Security Deposit; (c) Tenant shall pay Landlord any Rentals due Landlord under the Lease, prorated as of the Date of Taking; (d) to the extent the Award is not payable to the beneficiary or mortgagee of a deed of trust or mortgage affecting the Premises, Tenant shall receive from the Award those portions of the Award attributable to trade fixtures of Tenant; and (e) the remainder of the Award shall be paid to and be the property of Landlord. Nothing contained in this Paragraph 16.3 shall be deemed to deny Tenant its right to recover awards made by the condemning authority for moving costs, relocation costs, and costs attributable to goodwill and leasehold improvements installed by Tenant.

          16.4 Partial Taking. In the event of a Partial Taking during the Lease
               --------------
Term: (a) the rights of Tenant under the Lease and the leasehold estate of Tenant in and to the portion of the Premises taken shall cease and terminate as of the Date of Taking; (b) from and after the Date of Taking the Rent shall be an amount equal to the product obtained by multiplying the then current Rent by the quotient obtained by dividing the fair market value of the Premises immediately after the Taking by the fair market value of the Premises immediately prior to the Taking; (c) to the extent the Award is not payable to the beneficiary or mortgagee of a deed of trust or mortgage affecting the Premises, Tenant shall receive from the Award the portions of the Award attributable to trade fixtures of Tenant; and (d) the remainder of the Award shall be paid to and be the property of Landlord. Each party waives the provisions of California Code of Civil Procedure Section 1265.130 allowing either party to petition the Superior Court to terminate this Lease in the event of a Partial Taking. Nothing contained in this Paragraph 16.4 shall be deemed to deny Tenant its right to recover awards made by the condemning authority for moving costs, relocation costs, and costs attributable to goodwill and leasehold improvements installed by Tenant.

     17.  Liens.
          -----

          17.1 Premises to Be Free of Liens. Tenant shall pay for all labor and
               ----------------------------
services performed for, and all materials used by or furnished to Tenant, Tenant's agents, or any contractor employed by Tenant with respect to the Premises. Tenant shall indemnify, defend and hold Landlord harmless from and keep the Project free from any liens, claims, demands, encumbrances, or judgments, including all costs, liabilities and attorneys' fees with respect thereto, created or suffered by reason of any labor or services performed for, or materials used by or furnished to Tenant or Tenant's agents or any contractor employed by Tenant with respect to the Premises. Landlord shall have the right, at all times, to post and keep posted on the Premises any notices permitted or required by law, or which Landlord shall deem proper for the protection of Landlord and the Premises, Building, Common Area and Land, and any other party having an interest therein, from mechanics' and materialmen's liens, including without limitation a notice of nonresponsibility. In the event Tenant is required to post an improvement bond with a public agency in connection with any work performed by Tenant on or to the Premises, Tenant shall include Landlord as an additional obligee.

          17.2 Notice of Lien; Bond. Should any claims of lien be filed against,
               --------------------
or any action be commenced affecting the Premises, Tenant's interest in the Premises or any other portion of the Project, Tenant shall give Landlord notice of such lien or action within ten (10) days after Tenant receives notice of the filing of the lien or the commencement of the action. In the event that Tenant shall not, within twenty (20) days following the imposition of any such lien, cause such lien to be released of record by payment or posting of a proper bond, Landlord shall have, in addition to all other remedies provided herein and by law, the right, but not the obligation, to cause the same to be released by such means as Landlord shall deem proper, including payment of the claim giving rise to such lien or posting of a proper bond. All such sums paid by Landlord and all expenses incurred by Landlord in connection therewith, including attorneys' fees and costs, shall be payable to Landlord by Tenant as Additional Rent on demand.

     18.  Landlord's Right of Access to Premises. Landlord reserves and shall
          --------------------------------------
have the right and Tenant and Tenant's agents shall permit Landlord and Landlord's agent to enter the Premises, upon reasonable advance notice and at any reasonable time during normal business hours (except in the event of an emergency) and subject to any security measures of Tenant that are applied to visitors to the Premises on a non-discriminatory basis for the purpose of (i) inspecting the Premises, (ii) performing Landlord's maintenance and repair responsibilities set forth herein,
(iii) posting notices of nonresponsibility, (iv) placing upon the Premises at any time "For Sale" signs, (v) placing on the Premises ordinary "For Lease" signs at any time within one hundred eighty (180) days prior to Lease Termination, or at any time Tenant is in uncured default hereunder, or at such other times as agreed to by Landlord and Tenant (vi) protecting the Premises in the event of an emergency and (vii) exhibiting the Premises to prospective purchasers or lenders at any reasonable time or to prospective tenants within one hundred eighty (180) days prior to Lease Termination. In the event of an emergency, Landlord shall have the right to use any and all means which Landlord reasonably may deem proper to gain access to the Premises. Any entry to the Premises by Landlord or Landlord's agents in accordance with this Paragraph 18 or any other provision of this Lease shall not under any circumstances be construed or deemed to be a forcible or unlawful entry into, or a detainer of the Premises, or an eviction of Tenant from the Premises or any portion thereof nor give Tenant the right to abate the Rentals payable under this Lease. Except to the extent caused by the negligence or willful misconduct of Landlord, its agents, employees, contractors or invitees, Tenant hereby waives any claims for damages for any injury or inconvenience to or interference with Tenant's business, any loss of occupancy or quiet enjoyment of the Premises, and any other loss occasioned by Landlord's or Landlord's agents' entry into the Premises as permitted by this Paragraph 18 or any other provision of this Lease. Notwithstanding anything to the contrary contained in this Lease, Landlord and Landlord's agents, except in the case of emergency, shall provide Tenant with twenty-four (24) hours' notice prior to entry of the Premises. Any entry by Landlord and Landlord's agents shall not impair Tenant's operations more than reasonably necessary, and Tenant shall have the right to have an employee accompany Landlord at all times that Landlord is present on the Premises.

     19.  Landlord's Right to Perform Tenant's Covenants. Except as otherwise
          ----------------------------------------------
expressly provided herein, if Tenant shall at any time fail to make any payment or perform any other act required to be made or performed by Tenant under this Lease, Landlord may upon ten (10) days written notice to Tenant, but shall not be obligated to and without waiving or releasing Tenant from any obligation under this Lease, make such payment or perform such other act to the extent that Landlord may deem desirable, and in connection therewith, pay expenses and employ counsel. All reasonable sums so paid by Landlord and all penalties, interest and reasonable costs in connection therewith shall be due and payable by Tenant as Additional Rent upon demand.

     20.  Lender Requirements.
          -------------------

          20.1 Subordination. This Lease, at Landlord's option, shall be subject
               -------------
and subordinate to the lien of any mortgages or deeds of trust (including all advances thereunder, renewals, replacements, modifications, supplements, consolidations, and extensions thereof) in any amount(s) whatsoever now or hereafter placed on or against or affecting the Premises, Building or Land, or Landlord's interest or estate therein without the necessity of the execution and delivery of any further instruments on the part of Tenant to effectuate such subordination; provided, however, Tenant shall not be required to subordinate its interests under this Lease to any future mortgage or deed of trust affecting the Premises unless such mortgagee or beneficiary under such mortgage or deed of trust agrees in writing that this Lease shall not be terminated or modified in any material way in the event of any foreclosure so long as Tenant is not in default under this Lease. As to any mortgagee or beneficiary under a mortgage or deed of trust affecting the Premises as of the Date of this Lease, Landlord agrees to exercise commercially reasonable best efforts to obtain from such currently existing mortgagee(s) or beneficiary(ies) Tenant non-disturbance rights for the benefit of Tenant, however, the effectiveness of this Lease is not conditioned upon Landlord obtaining such non-disturbance rights from such existing mortgagee(s) or beneficiary(ies). If any mortgagee or beneficiary shall elect to have this Lease prior to the lien of its mortgage or deed of trust, and shall give written notice thereof to Tenant, this Lease shall be deemed prior to such mortgage or deed of trust, whether this Lease is dated prior or subsequent to the date of such mortgage or deed of trust or the date of the recording thereof.

          20.2 Subordination Agreements. Tenant shall execute and deliver,
               ------------------------
without charge therefor, such further instruments evidencing subordination of this Lease to the lien of any mortgages or deeds of trust affecting the Premises, Building or Land as may be required by Landlord within ten (10) days following Landlord's request therefor; provided that such mortgagee or beneficiary under such mortgage or deed of trust agrees in writing that this Lease shall not be terminated or modified in any material way in the event of any foreclosure so long as Tenant is not in default under this Lease. Failure of Tenant to execute such instruments evidencing subordination of this Lease shall constitute a Default by Tenant hereunder.

          20.3 Intentionally Omitted.
               ---------------------

          20.4 Attornment. In the event of foreclosure or exercise of the power
               ----------
of sale under any mortgage or deed of trust made by Landlord and covering the

Premises, Building or Land, Tenant shall attorn to the purchaser upon any such foreclosure or sale and recognize such purchaser as the Landlord under this Lease, provided such purchaser expressly agrees in writing to be bound by the terms of the Lease, including, but not limited to, the quiet enjoyment provisions of Paragraph 40.

          20.5 Estoppel Certificates and Financial Statements.
               ----------------------------------------------

              (a) Delivery by Tenant. Tenant shall, within ten (10) business
                  ------------------
days following request by Landlord therefor and without charge, execute and deliver to Landlord any and all documents, estoppel certificates and current financial statements of Tenant reasonably requested by Landlord in connection with the sale or financing of the Premises, Building or Land, or requested by any lender making a loan affecting the Premises, Building or Land. Landlord may require that Tenant in any estoppel certificate shall (i) certify that this Lease is unmodified and in full force and effect (or, if modified, state the nature of such modification and certify that this Lease, as so modified, is in full force and effect) and has not been assigned, (ii) certify the date to which Rentals are paid in advance, if any, (iii) acknowledge that there are not to Tenant's knowledge, any uncured defaults on the part of Landlord hereunder, or specify such defaults if claimed, (iv) evidence the status of this Lease as may be required either by a lender making a loan to Landlord to be secured by a deed of trust or mortgage covering the Premises, Building or Land or a purchaser of the Premises, Building or Land from Landlord, (v) warrant that in the event any beneficiary of any security instrument encumbering the Premises, Building or Land forecloses on the security instrument or sells the Premises, Building or Land pursuant to any power of sale contained in such security instrument, such beneficiary shall not be liable for the Security Deposit, unless the Security Deposit actually has been received by the beneficiary from Landlord, (vi) certify the date Tenant entered into occupancy of the Premises and that Tenant is conducting business at the Premises, (vii) certify that all improvements to be constructed on the Premises by Landlord have been substantially completed except for punch list items which do not prevent Tenant from using the Premises for its intended use, and (viii) certify such other matters relating to the Lease and/or Premises as may be reasonably requested by a lender making a loan to Landlord or a purchaser of the Premises, Building or Land from Landlord. Any such estoppel certificate may be conclusively relied upon by any prospective purchaser or encumbrancer of the Premises, Building or Land. Any financial statements of Tenant shall include an opinion of a certified public accountant (if available) and a balance sheet and profit and loss statement for the most recent fiscal year, or a reasonable substitute for the form of such financial informa-tion, all prepared in accordance with generally accepted accounting principles consistently applied.

          (b) Nondelivery by Tenant. Tenant's failure to deliver an estoppel
              ---------------------
certificate as required pursuant to Paragraph 20.5(a) above shall be conclusive upon Tenant that (i) this Lease is in full force and effect, without modification except as may be represented by Landlord and has not been assigned,
(ii) there are now no uncured defaults in Landlord's performance, (iii) no Rentals have been paid in advance except those that are set forth in this Lease,
(iv) no beneficiary of any security instrument encumbering the Premises, Building or Land shall be liable for the Security Deposit in the event of a foreclosure or sale under such security instrument, unless the Security Deposit actually has been received by the beneficiary from Landlord, (v) the improvements to be constructed on the Premises by Landlord have been substantially completed except for punch list items which do not prevent Tenant from using the Premises for its intended use, and (vi) Tenant has entered into occupancy of the Premises on such date as may be represented by Landlord and is open and conducting business at the Premises. Tenant's failure to deliver any financial statements, estoppel certificates or other documents as required pursuant to Paragraph 20.5(a) above shall be a Default by Tenant.

     21.  Holding Over. This Lease shall terminate without further notice at
          ------------
the expiration of the Lease Term. Any holding over by Tenant after Lease Termination shall not constitute a renewal or extension of the Lease Term, nor give Tenant any rights in or to the Premises except as expressly provided in this Lease. Any holding over after Lease Termination with the consent of Landlord shall be construed to be a tenancy from month to month, at one hundred fifty percent (150%) of the monthly Rent for the month preceding Lease Termination in addition to all Additional Rent payable hereunder, and shall otherwise be on the terms and conditions herein specified insofar as applicable. If Tenant remains in possession of the Premises after Lease Termination without Landlord's consent, Tenant shall indemnify, defend and hold Landlord harmless from and against any loss, damage, expense, claim or liability resulting from Tenant's failure to surrender the Premises, including without limitation, any claims made by any succeeding tenant based on delay in the availability of the Premises.

     22.  Notices. Any notice required or desired to be given under this Lease
          -------
shall be in writing, and all notices shall be given by personal delivery or mailing. All notices personally given on Tenant may be delivered to any person apparently in charge at the Premises, on any corporate officer or agent of Tenant if Tenant is a corporation, or on any one signatory party if more than one party signs this Lease on behalf of Tenant; any notice so given shall be binding upon all signatory parties as if served upon each such party personally. Any notice given pursuant to this Paragraph 22 shall be deemed to have been given when personally delivered, or if mailed, when three (3) business days have elapsed from the time when such notice was deposited in the United States mail, certified or registered mail and postage prepaid, addressed to the party at the last address given for purposes of notice pursuant to the provisions of this Paragraph 22. At the date of execution of this Lease, the addresses of Land lord and Tenant are set forth in Paragraph 1.12 above.

     23.  Attorneys' Fees. In the event either party hereto shall bring any
          ---------------
action or legal proceeding for damages for an alleged breach of any provision of this Lease, to recover Rentals, to enforce an indemnity, defense or hold harmless obligation, to terminate the tenancy of the Premises, or to enforce, protect, interpret, or establish any term, condition, or covenant of this Lease or right or remedy of either party, the prevailing party shall be entitled to recover, as a part of such action or proceeding, reasonable attorneys' fees and court costs, including reasonable attorneys' fees and costs for appeal, as may be fixed by the court or jury. Notwithstanding anything to the contrary contained in this Lease, "prevailing party" as used in this paragraph shall include the party who dismisses an action for recovery hereunder in exchange for sums allegedly due, performance of covenants allegedly breached or considerations substantially equal to the relief sought in the action.

     24.  Assignment, Subletting and Hypothecation.
          ----------------------------------------

          24. In General. Tenant shall not voluntarily sell, assign or transfer
              ----------
all or any part of Tenant's interest in this Lease or in the Premises or any part thereof, sublease all or any part of the Premises, or permit all or any part of the Premises to be used by any person or entity other than Tenant or Tenant's employees, except as specifically provided in this Paragraph 24.

          24.2 Voluntary Assignment and Subletting.
               -----------------------------------

               (a)  Notice to Landlord. Tenant shall, by written notice, advise
                    ------------------
Landlord of Tenant's desire on a stated date (which date shall not be less than fifteen (15) days nor more than ninety (90) days after the date of Tenant's notice) to assign this Lease or to sublet all or any part of the Premises for any part of the Lease Term. Said notice shall state that the notice constitutes an offer to terminate the Lease pursuant to Paragraph 24.2(b) if the notice applies to a proposed assignment of the

Lease or Tenant's interest herein. Tenant's notice shall state the name, legal composition and address of the proposed assignee or subtenant, and Tenant shall provide the following information to Landlord with said notice: a true and complete copy of the proposed assignment agreement or sublease; a financial statement of the proposed assignee or subtenant prepared in accordance with generally accepted accounting principles within one year prior to the proposed effective date of the assignment or sublease; the nature of the proposed assignee's or subtenant's business to be carried on in the Premises; the payments to be made or other consideration to be given on account of the assignment or sublease; a current financial statement of Tenant; and such other pertinent information as may be requested by Landlord, all in sufficient detail to enable Landlord to evaluate the proposed assignment or sublease and the prospective assignee or subtenant. Tenant's notice shall not be deemed to have been served or given until such time as Tenant has provided Landlord with all information reasonably requested by Landlord pursuant to this Paragraph 24.2. Tenant shall immediately notify Landlord of any modification to the proposed terms of such assignment or sublease. Tenant may withdraw its notice at any time prior to or after exercise by Landlord of Landlord's right to terminate as described in Paragraph 24.2(b).

          (b) Offer to Terminate. If Tenant notifies Landlord of its desire to
              ------------------
assign this Lease or Tenant's interest herein, Tenant's notice shall constitute an offer to terminate this Lease and Landlord shall have the right, to be exercised by giving written notice to Tenant within fifteen (15) days after receipt of Tenant's notice, to terminate the Lease. If Landlord elects to terminate, then within ten (10) days after receipt of Landlord's election, Tenant shall have the right to rescind its request to assign, and this Lease shall continue in full force and effect. If Tenant does not rescind its request, this Lease shall terminate on the date stated in the notice given by Tenant pursuant to Paragraph 24.2(a), subject to any obligations which have accrued and are unfulfilled as of such date.

          (c) Landlord's Consent. If Landlord does not exercise its right to
              ------------------
terminate pursuant to Paragraph 24.2(b) within fifteen (15) days after receipt of Tenant's notice or if Tenant proposes a sublease, Landlord shall not unreasonably withhold or delay its consent to the proposed assignment or subletting, on the terms and conditions specified in said notice. Landlord shall exercise good faith efforts to respond to any request for Landlord's consent to a proposed assignment or sublease not later than fifteen (15) days after receiving Tenant's notice of a proposed assignment or subletting as described in Paragraph 24.2(a) above. If Tenant's notice fails to state that it constitutes an offer to terminate the Lease as may be required pursuant to

Paragraph 24.2(a), such notice shall be deemed insufficient for the purposes of this Paragraph 24.2, and Landlord may withhold its consent to the proposed assignment in Landlord's absolute discretion. Without otherwise limiting the criteria upon which Landlord may withhold its consent to any proposed assignment or sublease, if Landlord withholds its consent where Tenant is in default at the time of the giving of Tenant's notice or at any time thereafter, or where the net worth of the proposed assignee (according to generally accepted accounting principles) is less than the greater of (i) the net worth of Tenant immediately prior to the assignment (ii) or the net worth of Tenant at the time this Lease is executed, such withholding of consent shall be presumptively reasonable. Fifty percent (50%) of any and all rent paid by an assignee or subtenant in excess of the Rentals to be paid under this Lease (prorated in the event of a sublease of less than the entire Premises), after Tenant's deduction therefrom of all reasonable costs to effect the assignment or subletting, including without limitation, brokerage commissions, attorneys' fees, and the cost of leasehold improvements or alterations installed or redecorating performed by Tenant for the sublessee, shall be paid directly to Landlord, as Additional Rent, at the time and place specified in this Lease. For the purposes of this Paragraph 24, the term "rent" shall include any consideration of any kind received, or to be received, by Tenant from an assignee or subtenant, if such sums are related to Tenant's interest in this Lease or in the Premises, including, but not limited to key money, bonus money, and payments (in excess of the fair market value thereof) for. Tenant's assets, fixtures, trade fixtures, inventory, accounts, goodwill, equipment, furniture, general intangibles, and any capital stock or other equity ownership interest of Tenant. Any assignment or subletting without Landlord's consent shall be voidable at Landlord's option, and shall constitute a Default by Tenant. Landlord's consent to any one assignment or sublease shall not constitute a waiver of the provisions of this Paragraph 24 as to any subsequent assignment or sublease nor a consent to any subse quent assignment or sublease; further, Landlord's consent to an assignment or sublease shall not release Tenant from Tenant's obligations under this Lease, and Tenant shall remain jointly and severally liable with the assignee or subtenant

          (d) Assumption of Obligations. In the event Landlord consents to any
              -------------------------
assignment, such consent shall be conditioned upon the assignee expressly assuming and agreeing to be bound by each of Tenant's covenants, agreements and obligations contained in this Lease, pursuant to a written assignment and assumption agreement in a form reasonably approved by Landlord. Landlord's consent to any assignment or sublease shall be evidenced by Landlord's signature on said assignment and assumption agreement or on said sublease or by a separate written consent. In the event Landlord consents to a proposed assignment or sublease, such assign-ment or sublease shall be valid and the assignee or subtenant shall have the right to take possession of the Premises only if an executed original of the assignment or sublease is delivered to Landlord, and such document contains the same terms and conditions as stated in Tenant's notice to Landlord given pursuant to Paragraph 24.2(a) above, except for any such modifications to which Landlord has consented in writing.

          24.3 Collection of Rent. Tenant hereby irrevocably gives to and
               ------------------
confers upon Landlord, as security for Tenant's obligations under this Lease, the right, power and authority to collect all rents from any assignee or subtenant of all or any part of the Premises as permitted by this Paragraph 24, or otherwise, and Landlord, as assignee of Tenant, or a receiver for Tenant appointed on Landlord's application, may collect such rent and apply it toward Tenant's obligations under this Lease; provided, however, that until the occurrence of any Default by Tenant, subject to applicable cure periods, or except as provided by the provisions of Paragraph 24.2(c) above, Tenant shall have the right to collect such rent. Upon the occurrence of any Default by Tenant, Landlord may at any time without notice in Landlord's own name sue for or otherwise collect such rent, including rent past due and unpaid, and apply the same, less costs and expenses of operation and collection, including reasonable attorneys' fees, toward Tenant's obligations under this Lease. Landlord's collection of such rents shall not constitute an acceptance by Landlord of attornment by such subtenants. In the event of a Default by Tenant, Landlord shall have all nights provided by this Lease and by law, and Landlord may, upon re-entry and taking possession of the Premises, eject all parties in possession or eject some and not others, or eject none, as Landlord shall determine in Landlord's sole discretion.

          24.4 Corporations and Partnerships. If Tenant is a partnership, any
               -----------------------------
withdrawal or substitution (whether voluntary, involuntary, or by operation of law and whether occurring at one time or over a period of time) of any partner(s) owning fifty percent (50%) or more (cumulatively) of the partnership, any assignment(s) of fifty percent (50%) or more (cumulatively) of any interest in the capital or profits of the partnership, or the dissolution of the partnership shall be deemed an assignment of this Lease requiring the prior written consent of Landlord. If Tenant is a corporation, any dissolution, merger, consolidation or other reorganization of Tenant any sale or transfer (or cumulative sales or transfers) of the capital stock of Tenant in excess of fifty percent (50%), or any sale (or cumulative sales) of all of the assets of Tenant shall be deemed an assignment of this Lease requiring the prior written consent of Landlord. Any such withdrawal or substitution of partners or assignment of any interest in or dissolution of a partnership tenant, and any such sale of stock or assets of a corporate tenant without the prior written consent of Landlord shall be a Default by Tenant hereunder. The foregoing notwithstanding, the sale or transfer of any or all of the capital stock of a corporation, the capital stock of which is now or hereafter becomes publicly traded, shall not be deemed an assignment of this Lease.

     Notwithstanding anything to the contrary contained in this Lease, Tenant, without Landlord's prior written consent (but with notice to Landlord), may sublet the Premises or assign this Lease to (i) a subsidiary, affiliate, division or corporation controlled by or under common control with Tenant; (ii) a successor corporation related to Tenant by merger, consolidation, non-bankruptcy reorganization or government action; or (iii) a purchaser of substantially all of Tenant's assets located at the Premises, provided that in either of the latter two instances the successor or purchaser has a net worth not less than the net worth of Tenant at the time that Tenant executes this Lease (each, a "Permitted Assignee"). Notwithstanding that a Transfer is made to a Permitted Assignee, Tenant shall not be released from any of its obligations under this Lease and such Permitted Assignee shall be required to assume all of Tenant's obligations hereunder as a condition to such transfer being permitted without Landlord's prior written consent.

          24.5 Reasonable Provisions. Tenant expressly agrees that the
               ---------------------
provisions of this Paragraph 24 are not unreasonable standards or conditions for purposes of Section 1951.4(b)(2) of the California Civil Code, as amended from time to time, under bankruptcy laws, or for any other purpose.

          24.6 Attorneys' Fees. Tenant shall pay, as Additional Rent, Land
               ---------------
lord's reasonable attorneys' fees for reviewing, investigating, processing and/or documenting any requested assignment or sublease, whether or not Landlord's consent is granted.

          24.7 Involuntary Transfer. No interest of Tenant in this Lease shall
               --------------------
be assignable involuntarily or by operation of law, including, without limitation, the transfer of this Lease by testacy or intestacy. Each of the following acts shall be considered an involuntary assignment:

               (a) If Tenant is or becomes bankrupt or insolvent, makes an assignment for the benefit of creditors, or a proceeding under any bankruptcy law is instituted in which Tenant is the bankrupt; or, if Tenant is a partnership or consists of more than one person or entity, if any partner of the partnership or other person or entity is or becomes bankrupt or insolvent or makes an assignment for the benefit of creditors;

               (b) Levy of a writ of attachment or execution on this Lease;

               (c) Appointment of a receiver with authority to take possession of the Premises in any proceeding or action to which Tenant is a party; or

               (d) Foreclosure of any lien affecting Tenant's interest in the Premises, which lien was not consented to by Landlord pursuant to Paragraph 24.8.

An involuntary assignment shall constitute a Default by Tenant and Landlord shall have the right to terminate this Lease, in which case this Lease shall not be treated as an asset of Tenant. In the event the Lease is not terminated, the provisions of Paragraph 24.2(c) regarding rents paid by an assignee or subtenant shall apply. If a writ of attachment or execution is levied on this Lease, or if any involuntary proceeding in bankruptcy is brought against Tenant or a receiver is appointed, Tenant shall have sixty (60) days in which to cause the attachment or execution to be removed, the involuntary proceeding dismissed, or the receiver removed.

          24.8 Hypothecation. Tenant shall not hypothecate, mortgage or encumber
               -------------
Tenant's interest in this Lease or in the Premises or otherwise use this Lease as a security device in any manner without the consent of Landlord, which consent Landlord may withhold in its sole and absolute discretion. Consent by Landlord to any such hypothecation or creation of a lien or mortgage shall not constitute consent to an assignment or other transfer of this Lease following foreclosure of any permitted lien or mortgage.

          24.9 Binding on Successors. The provisions of this Paragraph 24
               ---------------------
expressly apply to all heirs, successors, sublessees, assignees and transferees of Tenant.

     25.  Successors. Subject to the provisions of Paragraph 24 above and
          ----------
Paragraph 30.2(a) below, the covenants, conditions, and agreements contained in this Lease shall be binding on the parties hereto and on their respective heirs, successors and assigns.

     26.  Landlord Default; Mortgagee Protection. Landlord shall not be in
          --------------------------------------
default under this Lease unless Tenant shall have given Landlord written notice of the breach and, within thirty (30) days after notice, Landlord has not cured the breach or, if the breach is such that it cannot reasonably be cured under the circumstances within thirty (30) days, has not commenced diligently to prosecute the cure to completion. Any money judgment obtained by Tenant based upon Landlord's breach of this Lease shall be satisfied only out of the proceeds of the sale or disposition of Landlord's interest in the Premises (whether by Landlord or by execution of judgment). In the event of any default on the part of Landlord under this Lease, Tenant shall give notice by registered or certified mail to any beneficiary of a deed of trust or any mortgagee of a mortgage affecting the Premises, Building or Land whose address shall have been furnished to Tenant, and shall offer such beneficiary or mortgagee a reasonable opportunity to cure the default, including time to obtain possession of the Premises by power of sale or judicial foreclosure, if such should prove necessary to effect a cure.

     27.  Exhibits. All exhibits attached to this Lease shall be deemed to be
          --------
incorporated herein by the individual reference to each such exhibit, and all such exhibits shall be deemed to be a part of this Lease as though set forth in full in the body of the Lease.

     28.  Surrender of Lease Not Merger. The voluntary or other surrender of
          -----------------------------
this Lease by Tenant, or a mutual cancellation thereof, shall not work a merger and shall, at the option of Landlord, terminate all or any existing subleases or subtenants, or may, at the option of Landlord, operate as an assignment to Landlord of any or all such subleases or subtenants.

     29.  Waiver. The waiver by Tenant of any breach by Landlord of any term,
          ------
covenant or condition herein contained (or the acceptance by Tenant of any performance by Landlord after the time the same shall become due) shall not be deemed to be a waiver of such term, covenant or condition or any subsequent breach thereof or of any other term, covenant or condition herein contained, unless otherwise expressly agreed to by Tenant in writing. The waiver by Landlord of any breach by Tenant of any term, covenant or condition herein contained (or the acceptance by Landlord of any performance by Tenant after the time the same shall become due) shall not be deemed to be a waiver of such term, covenant or condition or any subsequent breach thereof or of any other term, covenant or condition herein con tained, unless otherwise expressly agreed to by Landlord in writing. The acceptance by Landlord of any sum less than that which is required to be paid by Tenant shall be deemed to have been received only on account of the obligation for which it is paid (or for which it is allocated by Landlord, in Landlord's reasonable discretion, if Tenant does not designate the obligation as to which the payment should be credited), and shall not be deemed an accord and satisfaction notwithstanding any provisions to the contrary written on any check or contained in any letter of transmittal. The acceptance by Landlord of any sum tendered by a purported assignee or transferee of Tenant shall not be deemed a consent by Landlord to any assignment or transfer of Tenant's interest herein. No custom or practice which may arise between the parties hereto in the administration of the terms of this Lease shall be construed as a waiver or diminution of Landlord's right to demand performance by Tenant in strict accordance with the terms of this Lease.

     30.  General.
          -------

          30.1 Captions and Headings. The captions and paragraph headings used
               ---------------------
in this Lease are for convenience of reference only. They shall not be construed to limit or extend the meaning of any part of this Lease, and shall not be deemed relevant in resolving any question of interpretation or construction of any paragraph of this Lease.

          30.2 Definitions.
               -----------

          (a)  Landlord. The term Landlord as used in this Lease, so far as the
               --------
covenants or obligations on the part of Landlord are concerned, shall be limited to mean and include only the owner at the time in question of the fee title to the Premises. In the event of any transfer(s) of such interest the Landlord herein named (and in case of any subsequent transfers or conveyances, the then grantor) shall have no further liability under this Lease to Tenant except as to matters of liability which have accrued and are unsatisfied as of the date of such transfer, it being intended that the covenants and obligations contained in this Lease on the part of Landlord shall be binding on Landlord and its successors and assigns only during and in respect of their respective periods of ownership of the fee; provided that any funds in the possession of Landlord or the then grantor and as to which Tenant has an interest, less any deductions permitted by law or this Lease, shall be turned over or credited to the grantee. The covenants and obligations contained in this Lease on the part of Landlord shall, subject to the provisions of this Paragraph 30.2(a), be binding upon each Landlord and such Landlord's heirs, personal representatives, successors and assigns only during its respective period of ownership. Except as provided in this Paragraph 30.2(a), this Lease shall not be affected by any transfer of Landlord's interest in the Premises, and Tenant shall attorn to any transferee of Landlord provided that all of Landlord's obligations hereunder are assumed in writing by such transferee.

          (b) Agents. For purposes of this Lease and without otherwise
              ------
affecting the definition of the word "agent" or the meaning of an "agency," the term "agents" shall be deemed to include the agents, employees, officers, directors, servants, invitees, contractors, successors, representatives, subcontractors, guests, customers, suppliers, partners, affiliated companies, and any other person or entity related in any way to the respective party, Tenant or Landlord.

          (c) Interpretation of Terms. The words "Landlord" and "Tenant" as
              -----------------------
used herein shall include the plural as well as the singular. Words in the neuter gender include the masculine and feminine and words in the masculine or feminine gender include the neuter.

          30.3 Copies. Any executed copy of this Lease shall be deemed an
               ------
original for all purposes.

          30.4 Time of Essence. Time is of the essence as to each and every
               ---------------
provision in this Lease requiring performance within a specified time.

          30.5 Severability. In case any one or more of the provisions contained
               ------------
herein shall for any reason be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provision of this Lease, but this Lease shall be construed as if such invalid, illegal or unenforceable provision had not been contained herein. However, if Tenant's obligation to pay the Rentals is determined to be invalid or unenforceable, this Lease at the option of Landlord shall terminate.

          30.6 Governing Law. This Lease shall be construed and enforced in
               -------------
accordance with the laws of the State of California.

          30.7 Joint and Several Liability. If Tenant is more than one person or
               ---------------------------
entity, each such person or entity shall be jointly and severally liable for the obligations of Tenant hereunder.

          30.8 Construction of Lease Provisions. Although printed provisions of
               --------------------------------
this Lease were prepared by Landlord, this Lease shall not be construed either for or against Tenant or Landlord, but shall be construed in accordance with the general tenor of the language to reach a fair and equitable result.

          30.9 Tenant's Financial Statements. Tenant hereby warrants that all
               -----------------------------
financial statements delivered by Tenant to Landlord are true, correct, and complete, and prepared in accordance with generally accepted accounting principles. Tenant acknowledges and agrees that Landlord is relying on such financial statements in accepting this Lease, and that a breach of Tenant's warranty as to such financial statements shall constitute a Default by Tenant. Notwithstanding anything to the contrary contained in this Lease, Landlord shall keep confidential all such financial information received from Tenant except that Landlord may provide such financial information to Landlord's lenders or prospective lenders with respect to the Premises.

          30.10 Withholding of Landlord's Consent. Notwithstanding any other
                ---------------------------------
provision of this Lease where Tenant is required to obtain the consent (whether written or oral) of Landlord to do any act, or to refrain from the performance of any act, Tenant agrees that if Tenant is in default with respect to any term, condition, covenant or provision, of this Lease, then Landlord shall be deemed to have acted reasonably in withholding its consent if said consent is, in fact, withheld.

     31.  Signs. Tenant shall not place or permit to be placed any sign or
          -----
decoration on the Land or the exterior of the Building or that would be visible from the exterior of the Building or Premises, without the prior written consent of Landlord, which consent may be given or withheld in Landlord's sole discretion. Tenant may place "for lease" signs in connection with efforts to assign or sublease the Premises, subject to the prior written consent of Landlord, which consent shall not be unreasonably withheld; provided that all such signs shall be removed not later than the one hundred eightieth (180th) day prior to Lease Termination. In no event shall any such sign revolve, rotate, move or create the illusion of revolving, rotating or moving or be internally illuminated and there shall be no exterior spotlighting or other illumination on any such sign. Tenant upon written notice by Landlord, shall immediately remove any of Tenant's signs or decorations that are visible from the exterior of the Building or Premises or that Tenant has placed or permitted to be placed on the Land or the exterior of the Building without the prior written consent of Landlord, or which remain beyond the one hundred eightieth (180th) day prior to Lease Termination. If Tenant fails to so remove such sign or decoration within five (5) days after Landlord's written notice, Landlord may enter the Premises and remove such sign or decoration and Tenant shall pay Landlord, as Additional Rent upon demand, the cost of such removal. All signs placed on the Premises, Building or

Land by Tenant shall comply with all recorded documents affecting the Premises, including but not limited to any Declaration of Conditions, Covenants and Restrictions; and applicable statutes, ordinances, rules and regulations of governmental agencies having jurisdiction thereof. At Landlord's option, Tenant shall at Lease Termination remove any sign which it has placed on the Premises, Land or the Building, and shall, at its sole cost, repair any damage caused by the installation or removal of such sign.

     32.  Landlord as Party Defendant. If, by reason of any act or omission by
          ---------------------------
Tenant or Tenant's agents, employees or contractors, Landlord is made a party defendant concerning this Lease, or any portion of the Project, Tenant shall indemnify Landlord against all liability actually incurred (or threatened against) Landlord as a party defendant, including all damages, costs and reasonable attorneys' fees.

     33.  Landlord Not a Trustee. Landlord shall not be deemed to be a trustee
          ----------------------
of any funds paid to Landlord by Tenant (or held by Landlord for Tenant) pursuant to this Lease, including without limitation the Security Deposit. Landlord shall not be required to keep any such funds separate from Landlord's general funds or segregated from any funds paid to Landlord by (or held by Landlord for) other tenants of the Building. Any funds held by Landlord pursuant to this Lease shall not bear interest.

     34.  Interest. Any payment due from Tenant to Landlord, except for Rent
          --------
received by Landlord within thirty (30) days after the same is due, shall bear interest from the date due until paid, at an annual rate equal to the greater of: ten percent (10%); or five percent (5%) plus the rate established by the Federal Reserve Bank of San Francisco, as of the twenty-fifth (25th) day of the month immediately preceding the due date, on advances to member banks under Sections 13 and 13(a) of the Federal Reserve Act, as now in effect or hereafter from time to time amended. In addition, Tenant shall pay all costs and reasonable attorneys' fees incurred by Landlord in the collection of such amounts.

     35.  Surrender of Premises. On the last day of the Lease Term or upon the
          ---------------------
sooner termination of this Lease, Tenant shall, to the reasonable satisfaction of Landlord, surrender the Premises to Landlord in good condition and repair (reasonable wear and tear, acts of God, casualty, condemnation, Hazardous Materials other than those stored, used or disposed of by Tenant, its agents, employees, contractors or invitees, and alterations concerning which Landlord has not reserved the right to require removal excepted. Tenant shall remove all of Tenant's personal property and trade fixtures from the Premises, and all property not so removed shall be deemed abandoned by Tenant. Furthermore, Tenant shall immediately repair all damage to the Project caused by any such removal. If the Premises are not so surrendered at Lease Termination, Tenant shall indemnify, defend and hold Landlord harmless from and against any loss, damage, expense, claim or liability resulting from delay by Tenant in so surrendering the Premises including, without limitation, any claims made by any succeeding tenant or losses to Landlord due to lost opportunities to lease to succeeding tenants.

     36.  Labor Disputes. In the event Tenant shall in any manner be involved
          --------------
in or be the object of a labor dispute which subjects the Premises or any part of the Project to any picketing, work stoppage or other concerted activity which in the reasonable opinion of Landlord is detrimental to the operation of the Project or its tenants, Landlord shall have the right to require Tenant, at Tenant's own expense and within a reasonable period of time, to use Tenant's best efforts to either resolve such labor dispute or terminate or control any such picketing, work stoppage or other conceited activity to the extent necessary to eliminate any interference with the operation of the Project. To the extent such labor dispute interferes with the performance of Landlord's duties hereunder, Landlord shall be excused from the perfor mance of such duties. Failure by Tenant to use its best efforts to so resolve such dispute or terminate or control such picketing, work stoppage or other concerted activity within a reasonable period of time shall constitute a Default by Tenant hereunder. Nothing contained in this Paragraph 36 shall be construed as placing Landlord in an employer/employee relationship with any of Tenant's employees or with any other employees who may be involved in such labor dispute.

     37.  No Partnership or Joint Venture. Nothing in this Lease shall be
          -------------------------------
construed as creating a partnership or joint venture between Landlord, Tenant, or any other party, or cause Landlord to be responsible for the debts or obligations of Tenant or any other party.

     38.  Entire Agreement. Any agreements, warranties, or representations not
          ----------------
expressly contained herein shall in no way bind either Landlord or Tenant, and Landlord and Tenant expressly waive all claims for damages by reason of any statement, representation, warranty, promise or agreement, if any, not contained in this Lease. This Lease supersedes and cancels any and all previous negotiations, arrangements, brochures, agreements and understandings, whether written or oral, between Landlord and its agents and Tenant and its agents with respect to the Project or this Lease. This Lease constitutes the entire agreement between the parties hereto and no addition to, or modification of, any term or provision of this Lease shall be effective until and unless set forth in a written instrument signed by both Landlord and Tenant.

     39.  Submission of Lease. Submission of this instrument for Tenant's
          -------------------
examination or execution does not constitute a reservation of space nor an option to lease. This instrument shall not be effective until executed by both Landlord and Tenant (and approved by Landlord's lender holding a security interest in the Building if required). Execution of this Lease by Tenant shall constitute an offer by Tenant to lease the Premises, which offer shall be deemed accepted by Landlord when this Lease is executed by Landlord and delivered to Tenant.

     40.  Quiet Enjoyment. Landlord covenants and agrees with Tenant that upon
          ---------------
Tenant paying Rentals and performing its covenants and conditions under the Lease, Tenant shall and may peaceably and quietly have, hold and enjoy the Premises for the Lease Term, subject, however, to the terms of this Lease and of any mort gages or deeds of trust affecting the Premises, and the rights reserved by Landlord hereunder. Any purchaser upon any foreclosure or exercise of the power of sale under any mortgage or deed of trust made by Landlord and covering the Premises, Building or Land to whom Tenant attorns pursuant to Paragraph 20.4 above shall be bound by the terms of this Paragraph 40.

     41.  Authority. The undersigned parties hereby warrant that they have
          ---------
proper authority and are empowered to execute this Lease on behalf of the Landlord and Tenant, respectively. If Tenant is a corporation (or partnership), each individual executing this Lease on behalf of said corporation (or partnership) represents and warrants that he is duly authorized to execute and deliver this Lease on behalf of said corporation in accordance with a duly adopted resolution of the Board of Directors of said corporation or in accordance with the by-laws of said corporation (or on behalf of said partnership in accordance with the partnership agreement of such partnership), and that this Lease is binding upon said corporation (or partnership) in accordance with its terms. If Tenant is a corporation, and this Lease is not executed by two corporate officers, Tenant shall, upon execution of this Lease, deliver to Landlord evidence of the authority of the individual executing this Lease on behalf of Tenant to execute this Lease on behalf of Tenant. In the event Tenant should fail to deliver such evidence to Landlord upon execution of this Lease, Landlord shall not be deemed to have waived its right to require delivery of such evidence, and at any time during the Lease Term Landlord may request Tenant to deliver the same, and Tenant agrees it shall thereafter promptly deliver such evidence to Landlord. If Tenant is a corporation, Tenant warrants that:

              (a) Tenant is a valid and existing corporation;

              (b) Tenant is qualified to do business in California;

              (c) All fees and all franchise and corporate taxes are paid to date, and will be paid when due;

              (d) All required forms and reports will be filed when due; and

              (e) The signers of this Lease are properly authorized to execute this Lease.

     42.  Broker. Landlord and Tenant each represent and warrant to the other
          ------
that it has had no dealings with any person, firm, broker or finder other than Colliers Parrish International, Inc. ("CP"), Wayne Mascia and Associates ("WM") and Lynch, Murphy, Walsh & Partners ("LM"), in connection with the negotiation of this Lease and/or the consummation of the transaction contemplated hereby, and that no broker or other person, firm or entity other than CP (and WM or LM if either is to be paid a commission by Tenant or CP) is entitled to a commission or finder's fee in connection with said transaction. Landlord agrees to pay CP a brokerage commission in connection with this Lease pursuant to the terms of a separate written agreement between Landlord and CP. Landlord shall not be obligated to pay a brokerage commission to LM or WM. Tenant shall indemnify, defend and hold Landlord harmless from and against liability for compensation or charges which may be claimed by LM and/or WM by reason of any dealings or actions of Tenant, including any costs, expenses and/or attorneys' fees reasonably incurred with respect thereto. Landlord and Tenant do each hereby agree to indemnify, defend and hold the other harmless from and against liability for compensation or charges which may be claimed by any unnamed broker, finder or other similar party by reason of any dealings or actions of the indemnifying party including any costs, expenses and/or attorneys' fees reasonably incurred with respect thereto. The obligations to indemnify, defend and hold harmless as set forth in the immediately preceding sentence shall survive the termination of this Lease.

     43.  Lease Guaranty. Concurrently with the execution of the Lease by
          --------------
Tenant, Tenant shall cause CMG Information Services, Inc. to execute a Lease Guaranty in the form and content of Exhibit C attached hereto and made a part
                                    ---------
hereof. The execution of such Lease Guaranty by an authorized officer of CMG

Information Services, Inc. is a condition precedent to the effectiveness of Landlord's obligations under this Lease.

     IN WITNESS WHEREOF, the parties have executed this Lease as of the date set forth below.

     Dated:  [undated] , 1997


                     LANDLORD:

                     BORLAND INTERNATIONAL, INC.
                     a Delaware corporation



                     By: /s/ James M. Schmidt
                        ---------------------------------
                     Its: Vice President, Human Resources
                         --------------------------------


                     TENANT:

                     CMG INFORMATION TECHNOLOGIES, INC,
                     a Delaware corporation



                     By: /s/ Andrew J. Hajducky
                         --------------------------------

                     Its: CFO
                          -------------------------------

                                   EXHIBITS
                                   --------

A.   Site Plan        Paragraph 1.4 (Building C shown cross-hatched and the
                      Land outlined in red pursuant to Paragraph 2.1)


B.   Floor Plan       Paragraph 2.1 (Premises shown cross-hatched)

C.   Lease Guaranty   Paragraph 43

                                   EXHIBIT A

                                  [Site Plan]

                                   EXHIBIT B

                                 [Floor Plan]

                                   EXHIBIT C

                                LEASE GUARANTY
                                --------------

     A. WHEREAS, a certain Net Lease Agreement (Multi-Tenant) dated _________________, 1997, by and between BORLAND INTERNATIONAL, INC., a Delaware corporation ("Landlord') and CMG INFORMATION TECHNOLOGIES, INC., a Delaware corporation ("Tenant"), covering approximately 13,100 rentable square feet on the first floor of that certain building commonly known as 1700 Green Hills Road, Scotts Valley, California, and more particularly described in said Lease (the "Premises"), has been executed by the Tenant, a copy of which is attached hereto (the "Lease"); and

     B. WHEREAS, as a condition to its execution of the Lease, and in consideration of Landlord's entering into the lease with Tenant, Landlord requires that CMG Information Services, a Delaware corporation ("Guarantor"), guaranty the full performance of all the obligations of Tenant under the Lease; and

     C. WHEREAS, Guarantor desires that Landlord enter into the Lease with Tenant;

     NOW THEREFORE, in consideration of the execution of the Lease by Landlord and for other valuable consideration, Guarantor directly and unconditionally hereby guarantees the full performance by Tenant of each and every term, covenant and condition of the Lease and every obligation of Tenant under the Lease of any kind or nature whatsoever and the payment of all rentals, operating expenses, common area charges, and other sums to be paid by Tenant thereunder. Guarantor further agrees as follows:

          1. This Guaranty shall inure to the benefit of Landlord, its successors, assigns and heirs and shall remain and continue in full force and effect as to any and all renewals, modifications, amendments (whether written or oral or established by course of conduct), extensions or assignments of the Lease, whether or not Guarantor shall have received any notice of or consented to such renewals, modifications, amendments, extensions or assignments; and that no renewal, modification amendment, extension or assignment of the Lease shall in any manner release, discharge or diminish the obligations of Guarantor hereunder. This Guaranty shall guarantee the performance of the Lease as it may be renewed, extended, amended or modified. This paragraph modifies the provisions of California Civil Code
Section 2819.

          2. Guarantor represents that Tenant has agreed to indemnify Guarantor for Guarantor's obligations hereunder so that the Lease may be renewed, modified, amended, extended or assigned, and Tenant or any persons or entities comprising Tenant, may be released from Tenant's obligations under the Lease, without notice to Guarantor, and Guarantor shall nevertheless remain liable to Landlord under this Guaranty.

          3. This Guaranty is a continuing guaranty and shall terminate only upon the payment by Tenant of all the rentals and other sums reserved in the Lease and upon performance by Tenant of all duties and obligations therein contained through the expiration of the term of the Lease and any and all renewals and extensions thereof, including the payment and performance of all obligations of Tenant which may survive the expiration or termination of the Lease, including any period which Tenant may remain in possession of and occupy the Premises as a holdover tenant. Landlord may enforce all such obligations and indemnification against Guarantor without giving previous notice to Tenant or Guarantor, or without making any demand on either of them. Guarantor may not revoke this Guaranty.

          4. Landlord may terminate the Lease upon default by Tenant of any term, covenant or condition of the Lease. Guarantor shall indemnify Landlord for all losses and/or damages sustained by Landlord as a result of such termination. Such termination, however, shall not extinguish, release or, in any way, affect or diminish the obligations of Guarantor, as provided hereunder. Upon such termination of the Lease, Landlord may retake possession of the Premises and relet them for Landlord's benefit. In no event is Landlord obligated to lease the Premises to Guarantor after such termination. Upon any termination of the Lease, as a result of Tenants default thereunder, Guarantor's guaranty shall extend to the payment to Landlord of all damages payable by Tenant as set forth in the Lease.

          5. This Guaranty shall not be released, extinguished, modified or, in any way, affected or diminished by failure, on the part of Landlord, to enforce any or all of the rights or remedies of Landlord or to grant any indulgences or extensions of time to Tenant for the performance of any term, covenant or condition of the Lease. This Guaranty shall remain in full force and effect notwithstanding the failure of Landlord to insist in any one or more instances, upon a strict performance or observance of the terms, covenants or conditions of the Lease or to exercise any rights therein contained. Receipt by Landlord of rent or other performance from Tenant, after breach by Tenant, with the knowledge of such breach, shall not be deemed a waiver of such breach. Any reference herein to any liability of Tenant under the tenants, covenants and conditions of the Lease shall, at the same time, refer to the obligations of Guarantor hereunder. Landlord may settle or compromise with Tenant all or any part of Tenant's liability or obligations under the Lease, exchange, release or surrender any security which it may hold, and/or waive compliance with any of the terms or provisions contained in the Lease, all without in any way affecting the obligations of Guarantor under this Guaranty.

          6. Landlord may, at Landlord's option, proceed immediately and directly against Guarantor in order to enforce this Guaranty. The liability of Guarantor under this Guaranty shall be primary and it shall not be necessary for Landlord, in order to enforce its rights hereunder, upon the default by Tenant, to first give Guarantor notice of Tenant's default or institute suit or pursue or exhaust Its legal remedies against Tenant.

          7. If Landlord should seek to enforce any of its rights provided in this Guaranty, and demand payment from Guarantor, such demand and payment in response thereto shall not release, extinguish, exonerate or, in any way, affect or diminish Guarantor's continuing obligations under this Guaranty.

          8. If any action or proceeding should be commenced by Landlord against Guarantor to enforce any of the terms, covenants or conditions of this Guaranty, Landlord shall be entitled to recover from Guarantor hereunder, in any such action or proceeding in which it shall prevail, all attorneys' fees, costs and expenses.

          9. Landlord may, notice, assign, or otherwise transfer, hypothecate, encumber or dispose of in whole or in part, any of Landlord's rights, claims or interests in the Lease or the Premises or assign this Guaranty in whole or in part, and no assignment, hypothecation encumbrance, disposition, or other transfer of the Lease, the Premises or this Guaranty shall operate to extinguish or diminish, in any way, the obligations of Guarantor hereunder.

          10. Until all terms, covenants and conditions in the Lease, on Tenant's part to be performed and observed, are fully performed and observed,
Guarantor:

               (a) shall have no right of subrogation against Tenant by reason of any payments or acts of performance by Guarantor in compliance with the obligations of Guarantor hereunder;

               (b) waives any right to enforce any remedy which Guarantor now or hereafter shall have against Tenant by reason of any one or more payments or acts of performance, by Guarantor in compliance with the obligations of Guarantor hereunder; and

               (c) shall subordinate any liability or indebtedness of Tenant, now or hereafter held by Guarantors, to the obligations of Tenant to Landlord under the Lease.

          11.  Guarantor hereby waives:

               (a) all statutes of limitations as a defense to any action brought against Guarantor by Landlord to enforce this Guaranty, to the fullest extent permitted by law;

               (b) all defenses based upon any legal disability of Tenant or any discharge or limitation of liability of Tenant, to Landlord, whether consensual or arising by operation of law or any bankruptcy, insolvency or debtor relief proceeding or from any other cause;

               (c) the right to require Landlord to proceed against Tenant or to pursue any other remedy in Landlord's power,

               (d) any right to participate in any security now or later held by Landlord;

               (e) all presentments, demands for performance, notice of nonperformance, protests, notices of protest, dishonor or acceptance of this Guaranty and all notices of the existence, creation or incurring of new or additional obligations.

          12. The obligations of Guarantor hereunder are direct, unconditional and independent of those of Tenant under the Lease. Guarantor shall punctually perform its obligations hereunder upon demand by Landlord.

          13. If Guarantor consists of more than one person or entity, the obligations of each person or entity constituting Guarantor shall be joint and several. Each signatory who executes this Guaranty hereby represents that is has done so independently of the execution hereof by any other signatory, and that in executing this Guaranty, each signatory is not relying upon the execution hereof by any other signatory. Each signatory shall be bound by this Guaranty regardless of whether any other signatory executes this Guaranty. The granting of a release of liability hereunder of less than all of the signatories hereto shall be effective with respect to the liability hereunder of those specifically so released but shall in no way affect the liability hereunder of any of the signatories not so expressly released. Any prior or subsequent guaranty by Guarantor or by any other guarantor of Tenant's obligations to Landlord shall not be deemed to be in lieu of or to superseded or terminate this Guaranty but shall be construed as an additional or supplementary guaranty unless otherwise expressly provided therein.

          14. All rights that Landlord has under this Guaranty are cumulative, and in addition to any other rights that Landlord may otherwise have.

          15. The provisions of this Guaranty are severable, and if any provision herein is invalid, the balance of this Guaranty shall remain in force and effect to the fullest extent permitted by law.

          16. Guarantor hereby waives his, her or its rights to be exonerated hereunder pursuant to the provisions of California Civil Code Section 2819 and/or 2845 and/or 2850 and pursuant to any other statute or rule of law of similar import.

          17. This Guaranty shall continue and remain unconditionally unaffected by any assignment of the Lease by Tenant, any sublease by Tenant of the Premises, or any change in the entity comprising Tenant. Upon any assignment of the Lease, sublease or Transfer, Guarantor shall continue to remain liable and obligated for the full guarantee of the performance by Tenant's successor of each and every term, covenant and condition of the Lease and every payment and obligation of such successor under the Lease. "Tenant" as used in this Guaranty shall include all successors, transferees and assigns of Tenant.

          18. This Guaranty shall remain and continue in full force and effect, notwithstanding:

               (a) The commencement or continuation of any case, action, or proceeding by, against or concerning Tenant, under any federal or state bankruptcy, insolvency, or other debtor's relief law, including without limitation: (i) a case under Title 11 of the United States Code concerning Tenant, whether under Chapter 7, 11 or 13 of such Title or under any other Chapter or, (ii) a case, action or proceeding seeking Tenant's financial reorganization or an arrangement with any of Tenant's creditors;

               (b) The voluntary or involuntary appointment of a receiver, trustee, keeper or other person who takes possession of substantially all of Tenant's assets or of any asset used in Tenant's business on the Premises, regardless of whether such appoiritnient is as a result of insolvency or other cause;

               (c) The execution of an assignment for the benefit of creditors of substantially all assets of Tenant available by law for the satisfaction of judgment creditors.

          19. Upon demand by Landlord, Guarantor shall deliver to Landlord and to any prospective purchaser of the Premises, mortgagee and/or beneficiary under a deed of trust affecting the Premises, or other lender designated by Landlord, an estoppel certificate, executed and acknowledged by Guarantor, to the effect that this Guaranty is in full force and effect, and has not been amended or terminated; and Guarantor shall certify such other matters relating to the Lease and/or the Premises and/or this Guaranty as may be reasonably requested by a lender making a loan to Landlord in connection with the Premises or a purchaser of the Premises from Landlord.

          20. This Guaranty shall remain in full force and effect notwithstanding the receipt by Landlord of any additional security, whether from Guarantor, Tenant or a third party, securing the performance of any of the terms, covenants, or conditions of the Lease, including the obligation to pay the rentals as provided in the Lease. The release by Landlord of any security obtained from Guarantor, Tenant or a third party, securing the performance of any of the terms, covenants or conditions of the Lease, including the covenant to pay the rentals, shall not release, extinguish or, in any way, affect or diminish the obligations of Guarantor hereunder, and Guarantor hereby waives the right to require Landlord to proceed against or exhaust any security that Landlord holds from Tenant, Guarantor, or a third party.

          21. This Guaranty shall remain in full force and effect, notwithstanding that other guarantors from time to time may guarantee or otherwise become responsible for the performance of the terms, covenants and conditions of the Lease.

          22. This Guaranty shall be governed and construed under the laws of the State of California. This Guaranty shall be binding upon Guarantor, his successors and assigns. Guarantor hereby consents to personal jurisdiction in the Superior Court of the State of California for the County of Santa Cruz and the United States District Court of the Northern District of California and hereby agrees that any action to enforce this Guaranty or arising out of or in connection with this Guaranty shall be brought in such courts.

          23. Unless otherwise defined in this Guaranty, capitalized terms used herein shall have the same meaning and definition as set forth for such terms in the Lease.

     IN WITNESS WHEREOF, the undersigned Guarantor has executed this Guaranty as of ___________________________ 1997.

                                  GUARANTOR


                                  CMG INFORMATION SERVICES,
                                  a Delaware corporation


                                  By: /s/ Andrew J. Hajducky
                                     -----------------------------

                                  Its: CFO
                                       ----------------------------------------

                     FIRST AMENDMENT TO NET LEASE AGREEMENT

     This First Amendment to Net Lease Agreement ("Amendment") is dated as of June 1, 1998, by and between Borland International, Inc., a Delaware corporation dba INPRISE Corporation ("Landlord") and NaviSite Internet Services, a Delaware corporation (formerly known as CMG Information Technologies, Inc.) ("Tenant").

                                    RECITALS
                                    --------

     A. Landlord and Tenant have entered into a Net Lease Agreement dated as of March 20, 1997 (the "Lease") covering that certain space, consisting of approximately thirteen thousand one hundred (13,100) rentable square feet, situated in the first floor of that certain building (the "Building") located at 1700 Green Hills Road in the City of Scotts Valley, County of Santa Cruz, State of California (the "Premises").

     B. Landlord desires to lease to Tenant, and Tenant desires to lease from Landlord, pursuant to the terms and conditions set forth below, an additional approximately one thousand seventeen (1,017) rentable square feet on the first floor of the Building adjacent to the Premises. Upon leasing such additional space on the first floor of the Building, Tenant will be leasing approximately fourteen thousand one hundred seventeen (14,117) rentable square feet on the first floor of the Building.

     NOW, THEREFORE, in consideration of the mutual covenants and agreements set forth below, the parties hereto agree as follows:

     1.   Additional Space.
          ----------------

          (a) Demise of Additional Space.  Landlord hereby leases to Tenant and
              --------------------------
Tenant hereby leases from Landlord that certain space, consisting of approximately one thousand seventeen (1,017) rentable square feet located adjacent to the Premises and more particularly identified on Exhibit "A"
                                                             ----------
attached hereto and made a part hereof (the "Additional Space"). Except to the extent that such meaning would be clearly inconsistent with the terms of this Amendment, wherever the term "Premises" is used in the Lease, such terms shall include the Additional Space.

          (b) Term.  The term of the Lease with respect to the Additional Space
              ----
shall commence on June 1, 1998 (the "Additional Space Commencement Date") and shall be coterminus with the lease of the balance of the Premises. In the event Tenant elects, pursuant to Paragraph 3.5 of the Lease, to extend the term of the Lease, such election shall also operate as to extend the term of the Lease as to the Premises and the Additional Space at a rental as described in
                         ---
Paragraph 4.4 of the Lease.

          (c) Early Occupancy of Additional Space.  Prior to the Additional
              -----------------------------------
Space Commencement Date, Tenant shall have the right, subject to the terms of this subparagraph 1(c), to enter the Premises solely for the purpose of fixturizing the Additional Space, installing the door referred to in paragraph 1(d) below and installing furniture, furnishings and telephones, if applicable, in the Additional Space. Tenant's right of early occupancy with respect to such Additional Space shall be subject to all of the terms and conditions of the Lease, as amended hereby, except that Tenant shall not be obligated to pay Rent or Tenant's pro rata share of Common Area Charges (with respect to the Additional Space only) prior to the Additional Space Commencement Date.

          (d) Tenant Improvements in Additional Space.  Prior to the Additional
              ---------------------------------------
Space Commencement Date, Tenant shall, at Tenant's sole cost, construct or install a door separating the Additional Space from the restrooms located adjacent to the Additional Space in the location shown on Exhibit B attached
                                                          ---------
hereto. The provisions of Section 13.1 and 13.2 of the Lease shall apply to any other alterations or improvements that Tenant desires to construct or install, or cause to be constructed or installed, in the Additional Space. The parties hereto acknowledge and agree that Landlord shall have no obligation to improve the Additional Space and shall have no obligation to provide any allowance for the cost of construction of any improvements with respect to the Additional Space, and Tenant shall accept such Additional Space in its "as is" condition.

          (e) Rent.  Tenant shall pay to Landlord as monthly rent for the
              ----
Additional Space ("Additional Space Rent"), in advance, without offset, deduction or demand, on the first day of each month, commencing on the Additional Space Commencement Date and continuing throughout the term of the Lease (until adjusted pursuant to the terms of subparagraph 1(f) below), the sum of One Thousand Two Hundred Twenty and 40/100 Dollars ($1,220.40) per month
(NNN). Additional Space Rent shall be prorated, based on a thirty (30) day month, for any partial month during the term of the Lease following the Additional Space Rent Commencement Date. The Additional Space Rent shall be adjusted pursuant to the terms of subparagraph 1(f) below and also shall be adjusted pursuant to the terms of Paragraph 4.4 in the event

Tenant exercises its option to extend the Lease Term as provided in Paragraph
3.5 of the Lease.

          (f)  Cost of Living Adjustments.  The Additional Space Rent payable
               --------------------------
hereunder shall be adjusted pursuant to this subparagraph 1(f) on each anniversary of the Commencement Date of the Lease with respect to the original Premises (and on each anniversary of the commencement date of the Extended Term, if applicable). The Additional Space Rent as adjusted shall be payable monthly pursuant to the terms of subparagraph 1(e) above until the next adjustment under this subparagraph 1(f). As used herein, the term "Adjustment Date" shall mean the date of an Additional Space Rent adjustment under this subparagraph 1(f). The first such Adjustment Date shall be April 7, 1999. As of each Adjustment Date, the monthly Additional Space Rent shall be increased to an amount equal to the product obtained by multiplying the monthly Additional Space Rent in effect as of the Additional Space Commencement Date or commencement date of the Extended Term, as the case may be, by a fraction, the numerator of which is the New Index as of the applicable Adjustment Date and the denominator of which is the Initial Index; however, in no event shall the monthly Additional Space Rent be increased on any Adjustment Date by an amount less than three percent (3%) of the monthly Additional Space Rent in effect immediately prior to the applicable Adjustment Date and in no event shall the monthly Additional Space Rent be increased on any Adjustment Date by an amount more than six percent (6%) of the monthly Additional Space Rent in effect immediately prior to the applicable Adjustment Date. For the purposes of adjusting the Additional Space Rent as provided in this subparagraph 1(f), the following definitions shall apply:

          (i) INDEX: The Consumer Price Index (all items) for all Urban Consumers as published by the United States Department of Labor, Bureau of Labor Statistics, for the San Francisco/Oakland/San Jose Metropolitan Area (1982-84=100);

          (ii) INITIAL INDEX: the Index published for these month nearest but prior to the Additional Space Commencement Date (except that during the Extended Term, the "Initial Index" shall mean the Index published for the month nearest but prior to the date on which the Extended Term commences);

          (c) NEW INDEX: The Index published nearest but prior to the applicable Adjustment Date.

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

If, at any time when the Additional Space Rent is to be adjusted as provided above, the Index is changed so that the base year differs from the base year used for the Initial Index, the Index shall be converted in accordance with the conversion factor published by the United States Department of Labor, Bureau of Labor Statistics. In the event the Index is otherwise changed or discontinued during the term of this Lease with respect to the Additional Space, the most nearly comparable official price index of the United States Government (as determined in Landlord's reasonable discretion) shall be used for computing the adjustments to the Additional Space Rent.

     2.   Prepaid Rent.  Concurrently with the execution of this Amendment,
          ------------
Tenant shall pay to Landlord the sum of One Thousand Two Hundred Twenty and 40/100 Dollars ($1,220.40), which is to be applied by Landlord to the first month's rent due under this Amendment for Additional Space Rent.

     3.   Additional Security Deposit.  Concurrently with the execution of this
          ---------------------------
Amendment, Tenant shall pay to Landlord an additional of One Thousand Two Hundred Twenty and 40/100 Dollars ($1,220.40), which is to be added to the Security Deposit previously delivered to Landlord and applied in accordance with the terms of Paragraph 5 of the original Lease.

     4.   Additional Parking Spaces.  Effective as of the Additional Space
          -------------------------
Commencement Date, Paragraph 1.13 of the Lease is hereby amended to provide that Tenant shall be entitled to the non-exclusive right to use no more than forty-nine (49) parking spaces within the Common Area.

     5.   Tenant's Percentage Share of Common Area Charges.  Effective as of the
          ------------------------------------------------
Additional Space Commencement Date, Tenant's percentage share of Common Area Charges as provided in Paragraph 1.10 of the Lease shall be increased to twenty and sixty-three hundredths percent (20.63%).

     6.   Commissions.  Landlord and Tenant each represent and warrant to the
          -----------
other that it has no dealings with any person, firm, broker or finder in connection with the negotiation of this Amendment and/or the consummation of the transaction contemplated hereby, and that no broker nor other person, firm or entity is entitled to a commission or finder's fee in connection with the lease of the Additional Space. Landlord and Tenant do each hereby agree to indemnify, defend and hold the other harmless from and against liability for compensation or charges which may be claimed by any broker, finder or other similar party by reason of any dealings or actions of the indemnifying party including any costs, expenses and/or attorneys' fees

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

reasonably incurred with respect thereto. The obligation to indemnify, defend and hold harmless as set forth in the immediately preceding sentence shall survive the termination of the Lease.

     7.   Notices . Paragraph 1.12 of the Lease is hereby amended, in part, to
          -------
provide that notices to Landlord are to be sent to the attention of "Director of Facilities" and not to the attention of Paul W. Emery II, CFO.

     8.   Definitions.  Except as otherwise provided herein, the capitalized
          -----------
terms used herein shall have the definitions set forth in the Lease.

     9.   Lease Terms. Except as otherwise modified herein, the terms and
          -----------
conditions of the Lease shall remain unmodified and in full force and effect. In the event of any inconsistency or conflict between the terms of this Amendment and the original Lease, the terms of this Amendment shall control.

     10.  Counterparts.  This Amendment may be executed in counterparts, each of
          ------------
which shall be deemed an original, and which together shall constitute one instrument.

     11.  Lease Guaranty. This Amendment shall be of no force or effect unless
          --------------
and until consented to by CMG Information Services as set forth below.

     IN WITNESS WHEREOF, the parties have executed this Amendment as of the date set forth above.

                          LANDLORD:

                          BORLAND INTERNATIONAL, INC.,
                          a Delaware corporation, dba INPRISE Corporation

                          By: /s/ James M. Schmidt
                              ------------------------------------------------
                               James M. Schmidt
                          Its: Vice-President, Human Resources

                          By:  ________________________________________________

                          Its: ________________________________________________


                          TENANT:

                          NAVISITE INTERNET SERVICES,
                          a Delaware corporation (formerly known as CMG Information Technologies, Inc.)


                          By: /s/ Robert B. Eisenberg
                              ------------------------------------------------

                          Its: President
                               -----------------------------------------------

                          By:   ______________________________________________

                          Its:  ______________________________________________

     The undersigned, CMG Information Services, a Delaware corporation, hereby consents to the Amendment above and acknowledges and agrees that (i) its Lease Guaranty dated April 7, 1997, with respect to the Tenant's obligations under the Lease referred to above shall be applicable to such Lease, as amended by the Amendment above, and (ii) the aforesaid Lease Guaranty shall remain in full force and effect and the undersigned shall remain liable under such Lease Guaranty.

                          CMG INFORMATION SERVICES,
                          a Delaware corporation

                          By:  /s/ Andrew J. Hajducky
                               -----------------------------------------------

                          Its: Chief Financial Officer
                               -----------------------------------------------

                          By:  _______________________________________________

                          Its: _______________________________________________

                                   EXHIBIT A

                [1700 Green Hills Road First Floor - Site Plan]

                                   EXHIBIT B

                [1700 Green Hills - First Floor Layout Drawing]

                                       81